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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2011 through June 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer Growth
                       Opportunities Fund
--------------------------------------------------------------------------------
                       Semiannual Report | June 30, 2011
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A      PGOFX
                       Class B      GOFBX
                       Class C      GOFCX
                       Class R      PGRRX
                       Class Y      GROYX




                       [LOGO] PIONEER
                              Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           8

Prices and Distributions                                                    9

Performance Update                                                         10

Comparing Ongoing Fund Expenses                                            15

Schedule of Investments                                                    17

Financial Statements                                                       26

Notes to Financial Statements                                              35

Trustees, Officers and Service Providers                                   43


           Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2    Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11
us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,



/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


           Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     3

Portfolio Management Discussion | 6/30/11

In the following interview, Brian Stack, senior vice president and portfolio manager at Pioneer, discusses the factors that affected the performance of Pioneer Growth Opportunities Fund over the six months ended June 30, 2011. Mr. Stack is responsible for the daily management of the Portfolio.

Q  How did the Fund perform during the six months ended June 30, 2011?

A Pioneer Growth Opportunities Fund Class A shares returned 10.37% at net asset value during the six months ended June 30, 2011, while the Fund's benchmark, the Russell 2000 Growth Index (the Russell Index), returned 8.59%. During the same period, the average return of the 536 mutual funds in Lipper's Small Cap Growth Funds category was 9.77%.

Q How would you characterize the Fund's performance over the six months ended June 30, 2011?

A We are pleased that the Fund outpaced both its benchmark and Lipper peer group in the first six months of 2011. For much of the recent bull market, stocks have been entrenched in an environment with two notable characteristics. First, the market's top performers typically have been more volatile, lower-quality, and richly-valued stocks. Second, there has been a record level of correlation in the performance of individual stocks. That environment worked against our stock-picking approach for the Fund, which seeks to identify not just stocks enjoying strong prospective growth, but also those whose reasonable valuations promise the best outlook for strong risk-adjusted returns through a full investment cycle.

   The challenging backdrop of high correlation and outperformance by a narrow group of ultra-expensive momentum stocks continued through the first quarter of this year (January through March). In May and June, however, we witnessed an important shift. Concerns about slowing growth, the European debt crisis, and the looming end of the Federal Reserve Board's (the Fed's) "QE2" policy, which was intended to stimulate growth, led investors to pay greater attention to risk. The market became more selective as a result, causing the type of fundamentally-sound, undervalued growth companies the Fund typically owns to come back into favor. That environment is more compatible with our investment process, as illustrated by the Fund's second quarter (April through June) return of 1.76%, a time during which the benchmark Russell Index declined (-0.59%).

   We are encouraged that the market finally appears ready to separate the strong companies from the weak. We think the second quarter shift could mark the beginning of a sustainable trend in favor of higher-quality,


4    Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11
   reasonably-valued investments, which should benefit our investment strategy for the Fund.

Q What specific factors helped the Fund's performance over the six months ended June 30, 2011?

A The Fund's largest margin of outperformance, relative to the Russell Index benchmark, occurred in the health care and industrials sectors.

   In health care, the Fund benefited from the rallies in several stocks that had been overlooked in the high-beta market environment of 2010. The largest contributor among the Fund's holdings in the sector was Cubist Pharmaceuticals. Shares of the biopharmaceutical company rallied after it settled a patent challenge to its leading product, which allowed Cubist to retain exclusivity of its key drug through 2018. Another top contributor in the sector was Abiomed, a maker of cardiac devices that gained ground after recent trial data demonstrated the efficacy of one of its new products.

   In the industrials sector, the Fund benefited from a rally in the shares of a long-term Fund holding, Polypore International. The company specializes in separations technology, which is being utilized in batteries used in fuel-efficient hybrid vehicles. Polypore is seen as being an investment play on the clean-energy theme, which has helped propel its stock dramatically over the past year.

   Outside of industrials and health care, the Fund's best-performing stock was Green Mountain Coffee Roasters. The company continued to see rapid consumer adoption of its Keurig single-cup brewers, and it recently announced a multi-year partnership that makes Starbucks coffee available to owners of the Keurig system. Green Mountain also reported exceptional results in the first quarter, highlighted by year-over-year quarterly sales growth of 101% and earnings growth of 140%. Both numbers exceeded market expectations by a wide margin.

Q What were some elements of your positioning that hurt the Fund's performance over the six months ended June 30, 2011?

A The Fund's holdings in the consumer discretionary and information technology sectors were the most significant detractors from performance during the six-month period. Underperformance in the consumer discretionary sector reflected a combination of the Fund's underweight position and poor stock selection. The underweight position reflected our concerns about the outlook for consumer spending. The largest single detractor from performance was retailer Urban Outfitters, which reported disappointing earnings due to fashion missteps. We viewed the problems at Urban as having a multi-quarter duration, and so we eliminated the stock from the Fund's portfolio. The online travel agency, Orbitz Worldwide, which continued to show poor progress in its ongoing efforts to diversify beyond low-margin


           Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     5
   airline ticketing, also weighed on the Fund's performance, and we elected to sell the position.

   Within information technology, the Fund's position in semiconductor-maker Entropic Communications was the most significant drag on performance during the six-month period. Entropic has been the technology leader in multimedia over coaxial (MoCA) chips, which enable TV service providers to provide high definition and multimedia content to the home. Entropic co-developed the MoCA standard and currently enjoys an 80% market share. The company's stock price weakness reflected investor concerns about competition from Broadcom, but we expect Entropic to remain the technological leader even if Broadcom captures some share of this fast-growing market. We expect Entropic will maintain a better-than 50% share of a market that we believe will grow by 35% per year over the next two or three years.

Q  What is your outlook as we enter the second half of the year?

A The Fund remains somewhat defensively positioned, reflecting our expectation of continued sluggish economic growth. The ongoing deleveraging of the consumer and governmental sectors remains a formidable headwind to spending in those two important parts of the economy. That said, stock selection is ultimately what drives the Fund's long-term performance, and on that count we're enthusiastic about the prospects of the classic growth stocks and special situations that populate the Fund's portfolio. With the market now having begun to move away from the momentum-driven environment we experienced in the second half of 2010, we believe there will be a return to a more typical market, in which stock prices and underlying company fundamentals are more closely related. We welcome such a shift in market sentiment, as it works to the benefit of the Fund's investments in stocks with company-specific growth drivers such as innovative products or other catalysts that can drive revenue and earnings growth, even in the absence of brisk economic tailwinds.

Please refer to the Schedule of Investments on pages 17-25 for a full listing of Fund securities.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

6    Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


           Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     7

Portfolio Summary | 6/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                              82.7%
Temporary Cash Investments                                      16.7%
Depositary Receipts for International Stocks                     0.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                          30.3%
Health Care                                                     24.9%
Industrials                                                     18.1%
Consumer Discretionary                                          11.8%
Energy                                                           6.8%
Financials                                                       3.2%
Materials                                                        2.1%
Consumer Staples                                                 1.6%
Telecommunication Services                                       1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Cubist Pharmaceuticals, Inc.                             2.49%
 2.    Orbital Sciences Corp.                                   1.81
 3.    Cinemark Holdings, Inc.                                  1.57
 4.    Radiation Systems, Inc.                                  1.56
 5.    Alere, Inc.                                              1.51
 6.    Syntel, Inc.                                             1.47
 7.    Entropic Communications, Inc.                            1.42
 8.    TransDigm Group, Inc.                                    1.42
 9.    Integrated Device Tech, Inc.                             1.35
10.    Allegiant Travel Co.                                     1.31

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Prices and Distributions | 6/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class                   6/30/11                 12/31/10
       A                     $ 30.11                 $ 27.28
--------------------------------------------------------------------------------
       B                     $ 25.42                 $ 23.17
--------------------------------------------------------------------------------
       C                     $ 25.80                 $ 23.47
--------------------------------------------------------------------------------
       R                     $ 29.97                 $ 27.20
--------------------------------------------------------------------------------
       Y                     $ 31.12                 $ 28.13
--------------------------------------------------------------------------------

Distributions per Share: 1/1/11-6/30/11
--------------------------------------------------------------------------------

                  Net Investment         Short-Term         Long-Term
     Class           Income            Capital Gains      Capital Gains
       A              $ --                  $ --              $ --
--------------------------------------------------------------------------------
       B              $ --                  $ --              $ --
--------------------------------------------------------------------------------
       C              $ --                  $ --              $ --
--------------------------------------------------------------------------------
       R              $ --                  $ --              $ --
--------------------------------------------------------------------------------
       Y              $ --                  $ --              $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses, or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-14.


           Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     9

Performance Update | 6/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2011)
------------------------------------------------------------------------
                                    Net Asset       Public Offering
Period                              Value (NAV)     Price (POP)
------------------------------------------------------------------------
10 Years                             3.21%           2.60%
5 Years                              4.38            3.16
1 Year                              36.43           28.57
------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2011)
------------------------------------------------------------------------
                                    Gross           Net
------------------------------------------------------------------------
                                     1.29%           1.29%
------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Growth                      Russell 2000
                 Opportunities Fund                    Growth Index
6/01                   9425                               10000
6/02                   7531                                7500
6/03                   6727                                7551
6/04                   8913                                9933
6/05                   9909                               10359
6/06                  10429                               11870
6/07                  11811                               13867
6/08                   9555                               12365
6/09                   8164                                9293
6/10                   9473                               10962
6/11                  12924                               15730

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Performance Update | 6/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2011)
--------------------------------------------------------------------------------
                                         If              If
 Period                                  Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                  2.12%           2.12%
5 Years                                   3.04            3.04
1 Year                                   34.78           30.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          2.45%           2.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Growth                      Russell 2000
                 Opportunities Fund                    Growth Index
6/01                  10000                               10000
6/02                   7932                                7500
6/03                   7031                                7551
6/04                   9245                                9933
6/05                  10197                               10359
6/06                  10618                               11870
6/07                  11890                               13867
6/08                   9488                               12365
6/09                   7985                                9293
6/10                   9150                               10962
6/11                  12332                               15730

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     11

Performance Update | 6/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2011)
--------------------------------------------------------------------------------
                                         If              If
 Period                                  Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                  2.26%           2.26%
5 Years                                   3.23            3.23
1 Year                                   35.22           35.22
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          2.26%           2.26%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Growth                      Russell 2000
                 Opportunities Fund                    Growth Index
6/01                  10000                               10000
6/02                   7934                                7500
6/03                   7036                                7551
6/04                   9252                                9933
6/05                  10212                               10359
6/06                  10670                               11870
6/07                  11959                               13867
6/08                   9558                               12365
6/09                   8051                                9293
6/10                   9248                               10962
6/11                  12506                               15730

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of the predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Performance Update | 6/30/11                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2011)
--------------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                  2.41%           2.41%
5 Years                                   3.28            3.28
1 Year                                   36.10           36.10
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          1.55%           1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Growth                      Russell 2000
                 Opportunities Fund                    Growth Index
6/01                  10000                               10000
6/02                   7950                                7500
6/03                   7066                                7551
6/04                   9315                                9933
6/05                  10305                               10359
6/06                  10793                               11870
6/07                  12084                               13867
6/08                   9602                               12365
6/09                   8064                                9293
6/10                   9320                               10962
6/11                  12685                               15730

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance shown for Class R shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges. This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance for periods from December 10, 2004, to the inception of Class R shares on August 3, 2009, is based on the performance of the Pioneer Growth Opportunities Fund's Class A shares, reduced to reflect the higher distribution and service fees for Class R shares. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     13

Performance Update | 6/30/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of June 30, 2011)
--------------------------------------------------------------------------------
                                         If              If
Period                                   Held            Redeemed
--------------------------------------------------------------------------------
10 Years                                  3.52%           3.52%
5 Years                                   4.95            4.95
1 Year                                   37.15           37.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2011)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                          0.76%           0.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Growth                      Russell 2000
                 Opportunities Fund                    Growth Index
6/01                  5000000                             5000000
6/02                  3994984                             3749840
6/03                  3568613                             3775613
6/04                  4727696                             4966737
6/05                  5256181                             5179622
6/06                  5551774                             5934970
6/07                  6326667                             6933664
6/08                  5140602                             6182625
6/09                  4417804                             4646427
6/10                  5153726                             5481060
6/11                  7068486                             7865126

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Opportunities Fund acquired the assets and liabilities of predecessor Safeco Growth Opportunities Fund on December 10, 2004. The performance for Class Y shares for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect any differences in any applicable sales charges. This adjustment has the effect of reducing the previously reported performance of predecessor fund. If all the expenses of the Fund were reflected, the performance shown would be lower.

Performance shown for periods from December 10, 2004, to the inception of Class Y shares on September 23, 2005, reflects the NAV performance of the Pioneer Growth Opportunities Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from January 1, 2011, through June 30, 2011.

-------------------------------------------------------------------------------------------------------
 Share Class                  A               B                C                R                Y
 Beginning Account       $1,000.00        $1,000.00        $1,000.00        $1,000.00        $1,000.00
 Value On 01/01/11
-------------------------------------------------------------------------------------------------------
 Ending Account          $1,103.70        $1,097.10        $1,099.30        $1,101.80        $1,106.30
 Value On 06/30/11
-------------------------------------------------------------------------------------------------------
 Expenses Paid           $    6.42        $   12.64        $   10.57        $    8.03        $    3.86
 During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.43%, 2.03%, 1.54% and 0.74% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from January 1, 2011, through June 30, 2011.

-------------------------------------------------------------------------------------------------------
 Share Class                  A               B                C                R                Y
-------------------------------------------------------------------------------------------------------
 Beginning Account       $1,000.00        $1,000.00        $1,000.00        $1,000.00        $1,000.00
 Value On 01/01/11
-------------------------------------------------------------------------------------------------------
 Ending Account          $1,018.70        $1,012.74        $1,014.73        $1,017.16        $1,021.12
 Value On 06/30/11
-------------------------------------------------------------------------------------------------------
 Expenses Paid           $    6.16        $   12.13        $   10.14        $    7.70        $    3.71
 During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.43%, 2.03%, 1.54% and 0.74% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


16   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Schedule of Investments | 6/30/11 (unaudited)

 Shares                                                  Value
---------------------------------------------------------------------
               COMMON STOCKS -- 98.0%
               ENERGY -- 6.7%
               Oil & Gas Equipment & Services -- 1.7%
  219,400      Basic Energy Services, Inc.*              $  6,904,518
 556,600       Geokinetics, Inc.*(b)                        4,386,008
                                                         ------------
                                                         $ 11,290,526
---------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 4.3%
 246,800       Brigham Exploration Co*                   $  7,386,724
 117,459       Carrizo Oil & Gas, Inc.*                     4,903,913
 192,200       Energy XXI Bermuda, Ltd.*                    6,384,884
 683,300       GMX Resources, Inc. (b)                      3,040,685
 277,100       Petrohawk Energy Corp.*                      6,836,057
                                                         ------------
                                                         $ 28,552,263
---------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 0.7%
 200,100       CVR Energy, Inc.*                         $  4,926,462
                                                         ------------
               Total Energy                              $ 44,769,251
---------------------------------------------------------------------
               MATERIALS -- 2.0%
               Diversified Metals & Mining -- 0.5%
 156,100       Globe Specialty Metals, Inc.              $  3,499,762
---------------------------------------------------------------------
               Precious Metals & Minerals -- 0.8%
 242,900       Stillwater Mining Co.*(b)                 $  5,346,229
---------------------------------------------------------------------
               Specialty Chemicals -- 0.7%
 101,400       W.R. Grace & Co.*                         $  4,626,882
                                                         ------------
               Total Materials                           $ 13,472,873
---------------------------------------------------------------------
               CAPITAL GOODS -- 10.3%
               Aerospace & Defense -- 5.9%
 205,100       DigitalGlobe, Inc.*                       $  5,211,591
 362,100       Hexcel Corp.*                                7,926,369
 387,100       Keyw Holding Corp.*                          4,796,169
 703,975       Orbital Sciences Corp.*(b)                  11,861,979
 101,528       TransDigm Group, Inc.*                       9,258,338
                                                         ------------
                                                         $ 39,054,446
---------------------------------------------------------------------
               Building Products -- 0.9%
 165,900       Owens Corning, Inc.*                      $  6,196,365
---------------------------------------------------------------------
               Construction & Engineering -- 1.8%
 159,500       KBR, Inc.                                 $  6,011,555
 267,531       MYR Group, Inc.*(b)                          6,260,225
                                                         ------------
                                                         $ 12,271,780
---------------------------------------------------------------------
               Electrical Component & Equipment -- 1.1%
 111,600       Polypore International, Inc.*(b)          $  7,570,944
---------------------------------------------------------------------
               Industrial Machinery -- 0.6%
 159,500       Altra Holdings, Inc.*                     $  3,826,405
                                                         ------------
               Total Capital Goods                       $ 68,919,940
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     17

--------------------------------------------------------------------
 Shares                                                  Value
--------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 5.4%
               Diversified Support Services -- 0.9%
  138,336      Copart, Inc.*                            $  6,446,458
--------------------------------------------------------------------
               Human Resource & Employment Services -- 1.2%
 803,700       On Assignment, Inc.*                     $  7,900,371
--------------------------------------------------------------------
               Office Services & Supplies -- 0.7%
 219,600       Sykes Enterprises, Inc.*                 $  4,727,988
--------------------------------------------------------------------
               Research & Consulting Services -- 2.6%
 141,400       Acacia Research Corp.*                   $  5,187,966
  83,811       CoStar Group, Inc.*(b)                      4,968,316
 252,875       RPX Corp.*                                  7,088,086
                                                        ------------
                                                        $ 17,244,368
                                                        ------------
               Total Commercial Services & Supplies     $ 36,319,185
--------------------------------------------------------------------
               TRANSPORTATION -- 1.9%
               Air Freight & Couriers -- 0.6%
 214,500       UTI Worldwide, Inc.                      $  4,223,505
--------------------------------------------------------------------
               Airlines -- 1.3%
 173,100       Allegiant Travel Co.*(b)                 $  8,568,450
                                                        ------------
               Total Transportation                     $ 12,791,955
--------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 4.4%
               Apparel, Accessories & Luxury Goods -- 2.2%
 166,401       Carter's, Inc.*                          $  5,118,495
 135,400       G-III Apparel Group, Inc.*                  4,668,592
  96,800       The Warnaco Group, Inc.*                    5,057,800
                                                        ------------
                                                        $ 14,844,887
--------------------------------------------------------------------
               Footwear -- 0.7%
  50,600       Deckers Outdoor Corp.*                   $  4,459,884
--------------------------------------------------------------------
               Housewares & Specialties -- 1.0%
 103,900       Tupperware Brands Corp.                  $  7,008,055
--------------------------------------------------------------------
               Leisure Products -- 0.5%
 789,500       Leapfrog Enterprises, Inc.*              $  3,331,690
                                                        ------------
               Total Consumer Durables & Apparel        $ 29,644,516
--------------------------------------------------------------------
               CONSUMER SERVICES -- 2.4%
               Casinos & Gaming -- 1.0%
 626,800       Scientific Games Corp.*                  $  6,481,112
--------------------------------------------------------------------
               Education Services -- 0.8%
 348,300       Grand Canyon Education, Inc.*            $  4,938,894
--------------------------------------------------------------------
               Restaurants -- 0.6%
 106,000       PF Chang's China Bistro, Inc.*(b)        $  4,265,440
                                                        ------------
               Total Consumer Services                  $ 15,685,446
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------
 Shares                                                     Value
------------------------------------------------------------------------
               MEDIA -- 1.7%
               Broadcasting -- 0.1%
   44,094      Pandora Media, Inc.*(b)                      $    833,818
------------------------------------------------------------------------
               Movies & Entertainment -- 1.6%
  495,319      Cinemark Holdings, Inc.                      $ 10,258,056
                                                            ------------
               Total Media                                  $ 11,091,874
------------------------------------------------------------------------
               RETAILING -- 3.1%
               Apparel Retail -- 2.3%
  309,800      Citi Trends, Inc.*                           $  4,671,784
  310,500      Express, Inc.*(b)                               6,768,900
  545,200      Hot Topic, Inc.*                                4,056,288
                                                            ------------
                                                            $ 15,496,972
------------------------------------------------------------------------
               Automotive Retail -- 0.8%
  143,600      Monro Muffler Brake, Inc. (b)                $  5,354,844
                                                            ------------
               Total Retailing                              $ 20,851,816
------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 1.6%
               Packaged Foods & Meats -- 1.0%
   72,600      Green Mountain Coffee Roasters, Inc.*(b)     $  6,480,276
------------------------------------------------------------------------
               Soft Drinks -- 0.6%
  282,509      Primo Water Corp.*(b)                        $  4,065,305
                                                            ------------
               Total, Food Beverage & Tobacco               $ 10,545,581
------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 18.1%
               Health Care Equipment -- 7.5%
  451,453      Abiomed, Inc.*(b)                            $  7,313,539
  147,006      ArthroCare Corp.*(b)                            4,920,291
  387,100      Conceptus, Inc.*(b)                             4,517,457
  454,144      DexCom, Inc.*(b)                                6,580,547
  111,000      HeartWare International, Inc.*(b)               8,222,880
  336,200      Insulet Corp.*(b)                               7,453,554
  187,700      Mako Surgical Corp.*(b)                         5,580,321
  167,200      Masimo Corp. (b)                                4,962,496
                                                            ------------
                                                            $ 49,551,085
------------------------------------------------------------------------
               Health Care Facilities -- 0.8%
  213,700      Brookdale Senior Living, Inc.*               $  5,182,225
------------------------------------------------------------------------
               Health Care Services -- 4.9%
   82,293      Air Methods Corp.*                           $  6,150,579
  148,000      Catalyst Health Solutions, Inc.*                8,261,360
  267,660      ExamWorks Group, Inc.*(b)                       6,795,887
  110,439      IPC The Hospitalist Co., Inc.*(b)               5,118,848
  215,750      Lincare Holdings, Inc. (b)                      6,315,003
                                                            ------------
                                                            $ 32,641,677
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     19

----------------------------------------------------------------------
 Shares                                                   Value
----------------------------------------------------------------------
               Health Care Supplies -- 3.3%
  269,500      Alere, Inc.*(b)                            $  9,869,090
 107,500       Haemonetics Corp.*                            6,919,775
 377,300       Quidel Corp.*(b)                              5,716,095
                                                          ------------
                                                          $ 22,504,960
----------------------------------------------------------------------
               Health Care Technology -- 1.6%
 159,600       ePocrates, Inc.*(b)                        $  2,943,024
 166,700       WebMD Health Corp.*                           7,598,186
                                                          ------------
                                                          $ 10,541,210
                                                          ------------
               Total Health Care Equipment & Services     $120,421,157
----------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 6.4%
               Biotechnology -- 5.2%
 107,519       Advanced Magnetics, Inc.*                  $  2,021,357
 311,800       Amarin Corp., Plc*                            4,499,274
 452,500       Cubist Pharmaceuticals, Inc.*(b)             16,285,475
 141,200       InterMune, Inc.*(b)                           5,062,020
 721,800       NPS Pharmaceuticals, Inc.*                    6,821,010
                                                          ------------
                                                          $ 34,689,136
----------------------------------------------------------------------
               Pharmaceuticals -- 1.2%
 201,100       Salix Pharmaceuticals, Ltd.*               $  8,009,813
                                                          ------------
               Total Pharmaceuticals & Biotechnology      $ 42,698,949
----------------------------------------------------------------------
               BANKS -- 0.5%
               Regional Banks -- 0.5%
 504,100       CapitalSource, Inc.                        $  3,251,445
                                                          ------------
               Total Banks                                $  3,251,445
----------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.1%
               Consumer Finance -- 1.2%
 235,998       EzCorp, Inc.*                              $  8,395,629
----------------------------------------------------------------------
               Specialized Finance -- 0.9%
 154,500       MSCI, Inc.*                                $  5,821,560
                                                          ------------
               Total Diversified Financials               $ 14,217,189
----------------------------------------------------------------------
               REAL ESTATE -- 0.5%
               Mortgage Real Estate Investment Trust -- 0.5%
 318,100       CreXus Investment Corp.                    $  3,534,091
                                                          ------------
               Total Real Estate                          $  3,534,091
----------------------------------------------------------------------
               SOFTWARE & SERVICES -- 16.3%
               Application Software -- 5.6%
 378,933       Aspen Technology, Inc.*                    $  6,510,069
 179,400       Blackboard, Inc.*(b)                          7,784,166
  73,132       Solera Holdings, Inc.                         4,326,489
 368,400       SS&C Technologies Holdings, Inc.*             7,320,108

The accompanying notes are an integral part of these financial statements.

20   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

---------------------------------------------------------------------
 Shares                                                  Value
---------------------------------------------------------------------
               Application Software -- (continued)
  181,100      SuccessFactors, Inc.*(b)                  $  5,324,340
 119,633       The Ultimate Software Group, Inc.*(b)        6,511,624
                                                         ------------
                                                         $ 37,776,796
---------------------------------------------------------------------
               Data Processing & Outsourced Services -- 2.1%
  84,700       Global Payments, Inc.                     $  4,319,700
 162,587       Syntel, Inc.                                 9,612,143
                                                         ------------
                                                         $ 13,931,843
---------------------------------------------------------------------
               Internet Software & Services -- 1.0%
 214,504       Vocus, Inc.*(b)                           $  6,565,967
---------------------------------------------------------------------
               IT Consulting & Other Services -- 3.8%
 161,600       Gartner Group, Inc.*                      $  6,510,864
 515,300       InterXion Holding NV*                        7,801,642
 334,100       Sapient Corp.*                               5,021,523
 305,600       Virtusa Corp.*                               5,791,120
                                                         ------------
                                                         $ 25,125,149
---------------------------------------------------------------------
               Systems Software -- 3.8%
 503,604       DemandTec, Inc.*                          $  4,582,796
 159,340       Fortinet, Inc.*(b)                           4,348,389
 489,000       Radiation Systems, Inc.*                    10,220,100
 215,200       Sourcefire, Inc.*(b)                         6,395,744
                                                         ------------
                                                         $ 25,547,029
                                                         ------------
               Total Software & Services                 $108,946,784
---------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 5.9%
               Communications Equipment -- 1.1%
 715,600       ShoreTel, Inc.*                           $  7,299,120
---------------------------------------------------------------------
               Computer Storage & Peripherals -- 1.2%
 985,000       OCZ Technology Group, Inc.*(b)            $  7,880,000
---------------------------------------------------------------------
               Electronic Components -- 1.0%
 152,100       Dolby Laboratories, Inc.*(b)              $  6,458,166
---------------------------------------------------------------------
               Electronic Equipment & Instruments -- 0.7%
 151,800       Flir Systems, Inc. (b)                    $  5,117,178
---------------------------------------------------------------------
               Electronic Manufacturing Services -- 0.9%
 374,400       TTM Technologies, Inc.*(b)                $  5,997,888
---------------------------------------------------------------------
               Technology Distributors -- 1.0%
 207,906       Synnex Corp.*(b)                          $  6,590,620
                                                         ------------
               Total Technology Hardware & Equipment     $ 39,342,972
---------------------------------------------------------------------
               SEMICONDUCTORS -- 7.5%
               Semiconductor Equipment -- 0.9%
 305,993       Nanometrics, Inc.*(b)                     $  5,810,807
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     21

-------------------------------------------------------------------------------------
 Shares                                                                  Value
-------------------------------------------------------------------------------------
               Semiconductors -- 6.6%
1,047,000      Entropic Communications, Inc.*(b)                         $  9,307,830
   77,000      Hittite Microwave Corp.*                                     4,767,070
1,120,200      Integrated Device Tech, Inc.*(b)                             8,804,772
  935,200      Lattice Semiconductor Corp.*                                 6,097,504
  165,400      Microsemi Corp.*                                             3,390,700
  131,669      Netlogic Microsystems, Inc.*(b)                              5,322,061
  830,400      PMC - Sierra, Inc.*                                          6,286,128
                                                                         ------------
                                                                         $ 43,976,065
                                                                         ------------
               Total Semiconductors                                      $ 49,786,872
-------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 1.2%
               Integrated Telecommunication Services -- 1.2%
  595,900      Cbeyond, Inc.*                                            $  7,883,757
                                                                         ------------
               Total Telecommunication Services                          $  7,883,757
-------------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $519,405,808)                                       $654,175,653
-------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------
               TEMPORARY CASH INVESTMENTS -- 19.7%
               Securities Lending Collateral -- 19.7% (c)
               Certificates of Deposit:
3,923,360      Bank of America NA, 0.19%, 9/2/11                         $  3,923,360
3,923,360      Bank of Montreal Chicago, 0.12%, 7/8/11                      3,923,360
3,138,688      Bank of Nova Scotia, 0.30%, 6/11/12                          3,138,688
  784,672      Bank of Nova Scotia, 0.25%, 9/29/12                            784,672
1,824,362      BBVA Group NY, 0.47%, 8/10/11                                1,824,362
2,197,082      BBVA Group NY, 0.36%, 7/7/11                                 2,197,082
2,746,352      BBVA Group NY, 1.19%, 7/26/11                                2,746,352
  549,270      BNP Paribas Bank NY, 0.27%, 8/5/11                             549,270
3,923,360      Canadian Imperial Bank of Commerce NY, 0.20%, 10/3/11        3,923,360
3,138,688      DnB NOR Bank ASA NY, 0.18%, 8/10/11                          3,138,688
1,961,634      National Australia Bank NY, 0.29%, 10/19/11                  1,961,634
4,316,392      RaboBank Netherland NV NY, 0.29%, 4/2/12                     4,316,392
2,354,016      Royal Bank of Canada NY, 0.32%, 12/2/11                      2,354,016
1,569,344      SOCGEN NY, 0.28%, 7/11/11                                    1,569,344
  784,672      SOCGEN NY, 0.26%, 7/14/11                                      784,672
1,177,008      SOCGEN NY, 0.16%, 7/7/11                                     1,177,008
3,923,360      Westpac Banking Corp. NY, 0.32%, 12/6/11                     3,923,360
                                                                         ------------
                                                                         $ 42,235,620
-------------------------------------------------------------------------------------
               Commercial Paper:
1,569,344      American Honda Finance, 0.34%, 1/11/12                    $  1,569,344
2,353,359      Australia & New Zealand Banking Group, 0.34%, 9/6/11         2,353,359
1,436,782      Australia & New Zealand Banking Group, 0.87%, 8/4/11         1,436,782
  588,403      BCSFUN, 0.22%, 7/29/11                                         588,403

The accompanying notes are an integral part of these financial statements.

22   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

-------------------------------------------------------------------------------
Principal
Amount ($)                                                         Value
-------------------------------------------------------------------------------
               Commercial Paper -- (continued):
 3,922,659     CBAPP, 0.20%, 8/3/11                                $  3,922,659
   431,901     General Electric Capital Corp., 0.44%, 11/21/11          431,901
 3,569,614     HSBC, 0.17%, 8/9/11                                    3,569,614
 3,531,024     JPMorgan Chase & Co., 0.30%, 7/17/12                   3,531,024
 3,527,819     NESCAP, 0.25%, 12/20/11                                3,527,819
 3,138,288     NORDNA, 0.27%, 7/18/11                                 3,138,288
 3,138,470     PARFIN, 0.25%, 7/11/11                                 3,138,470
 1,961,680     Royal Bank of Canada NY, 0.30%, 6/29/12                1,961,680
 1,961,468     SANCPU, 0.39%, 7/11/11                                 1,961,468
 1,959,518     SANCPU, 0.73%, 9/1/11                                  1,959,518
 2,352,782     Sanofi Aventis, 0.68%, 10/20/11                        2,352,782
 2,744,681     SEB, 0.30%, 9/12/11                                    2,744,681
 1,568,749     SOCNAM, 0.17%, 6/2/11                                  1,568,749
 3,923,360     Svenska Handelsbanken, 0.29%, 6/29/12                  3,923,360
 3,923,360     Toyota Motor Credit Corp., 0.32%, 9/8/11               3,923,360
 1,667,428     UXTPP, 0.32%, 7/1/11                                   1,667,428
 1,961,402     VARFUN, 0.32%, 8/4/11                                  1,961,402
   455,038     VARFUN, 0.32%, 8/8/11                                    455,038
 1,098,362     VARFUN, 0.32%, 8/9/11                                  1,098,362
 1,569,720     Wachovia, 0.41%, 10/15/11                              1,569,720
 1,177,915     Wachovia, 0.40%, 3/1/12                                1,177,915
   785,103     Wells Fargo & Co., 0.36%, 1/24/12                        785,103
                                                                   ------------
                                                                   $ 56,318,229
-------------------------------------------------------------------------------
               Tri-party Repurchase Agreements:
   398,064     Barclays Capital Plc, 0.01%, 7/1/11                 $    398,064
 3,923,360     Deutschebank AG, 0.01%, 7/1/11                         3,923,360
 3,923,360     HSBC Bank USA NA, 0.01%, 6/1/11                        3,923,360
11,770,080     RBS Securities, Inc., 0.02%, 6/1/11                   11,770,080
                                                                   ------------
                                                                   $ 20,014,864
-------------------------------------------------------------------------------
 Shares
-------------------------------------------------------------------------------
                Money Market Mutual Funds:
  6,277,376     Dreyfus Preferred Money Market Fund               $   6,277,376
  6,277,377     Fidelity Prime Money Market Fund                      6,277,377
                                                                  -------------
                                                                  $  12,554,753
                                                                  -------------
                Total Securities Lending Collateral               $ 131,123,466
-------------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $131,123,466)                               $ 131,123,466
-------------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 117.7%
                (Cost $650,529,274) (a)                           $ 785,299,119
-------------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (17.7)%           $(117,840,690)
-------------------------------------------------------------------------------
                TOTAL NET ASSETS -- 100.0%                        $ 667,458,429
===============================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     23

*    Non-Income producing security.


(a) At June 30, 2011, the net unrealized gain on investments based on cost for federal Income tax purposes of $656,657,904 was as follows:

       Aggregate gross unrealized gain for all investments in
         which there is an excess of value over tax cost           $139,558,710
       Aggregate gross unrealized loss for all investments in
         which there is an excess of tax cost over value            (10,917,495)
                                                                   ------------
       Net unrealized gain                                         $128,641,215
                                                                   ============

(b)  At June 30, 2011, the following securities were out on loan:

---------------------------------------------------------------------
  Shares         Security                                  Value
---------------------------------------------------------------------
      63,700     Abiomed, Inc.*                            $1,031,940
     264,500     Alere, Inc.*                               9,685,990
     171,300     Allegiant Travel Co.*                      8,479,350
      29,900     ArthroCare Corp.*                          1,000,753
     169,680     Blackboard, Inc.*                          7,362,415
      99,100     Conceptus, Inc.*                           1,156,497
      39,250     CoStar Group, Inc.*                        2,326,740
      11,000     Cubist Pharmaceuticals, Inc.*                395,890
      89,700     DexCom, Inc.*                              1,299,753
      84,700     Dolby Laboratories, Inc.*                  3,596,362
   1,010,470     Entropic Communications, Inc.*             8,983,078
      98,300     ePocrates, Inc.*                           1,812,652
      66,000     ExamWorks Group, Inc.*                     1,675,740
     223,900     Express, Inc.*                             5,099,020
       7,400     Flir Systems, Inc.                           249,454
     157,700     Fortinet, Inc.*                            4,303,633
      25,100     Geokinetics, Inc.*                           197,788
     683,900     GMX Resources, Inc.                        3,043,355
      35,100     Green Mountain Coffee Roasters, Inc.*      3,133,026
     107,695     HeartWare International, Inc.*             7,978,046
     255,600     Insulet Corp.*                             5,666,652
     544,500     Integrated Device Tech, Inc.*              4,279,770
       4,300     InterMune, Inc.*                             154,155
       2,300     IPC The Hospitalist Co., Inc.*               106,605
     212,435     Lincare Holdings, Inc.                     6,217,972
     182,200     Mako Surgical Corp.*                       5,416,806
       6,300     Masimo Corp.                                 186,984
      51,600     Monro Muffler Brake, Inc.                  1,924,164
      17,000     MYR Group, Inc.*                             397,800
      60,700     Nanometrics, Inc.*                         1,152,693
     122,800     Netlogic Microsystems, Inc.*               4,963,576
     974,850     OCZ Technology Group, Inc.*                7,798,800

The accompanying notes are an integral part of these financial statements.

24   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

---------------------------------------------------------------------
  Shares         Security                                Value
---------------------------------------------------------------------
       7,300     Orbital Sciences Corp.*                 $    123,005
      88,700     PF Chang's China Bistro, Inc.*             3,569,288
      44,100     Pandora Media, Inc.*                         833,931
      15,300     Polypore International, Inc.*              1,037,952
      12,000     Primo Water Corp.*                           172,680
     159,850     Quidel Corp.*                              2,421,728
      64,100     Sourcefire, Inc.*                          1,905,052
      79,100     Stillwater Mining Co.*                     1,740,991
     148,080     SuccessFactors, Inc.*                      4,353,552
       1,404     Synnex Corp.*                                 44,507
       1,600     TTM Technologies, Inc.*                       25,632
      14,800     The Ultimate Software Group, Inc.*           805,564
       9,400     Vocus, Inc.*                                 287,734
---------------------------------------------------------------------
                 Total                                   $128,399,075
=====================================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $368,612,412 and $413,813,099, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund's assets:

                                Level 1           Level 2              Level 3   Total
 Common Stocks                  $654,175,653      $         --         $ --      $654,175,653
 Temporary Cash Investments               --       118,568,713           --       118,568,713
 Money Market Mutual Funds        12,554,753                --           --        12,554,753
---------------------------------------------------------------------------------------------
    Total                       $666,730,406      $118,568,713         $ --      $785,299,119
=============================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     25

Statement of Assets and Liabilities | 6/30/11 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of $128,399,075)
   (cost $650,529,274)                                                   $785,299,119
  Cash                                                                      9,590,951
  Receivables --
   Investment securities sold                                              10,519,546
   Fund shares sold                                                           114,009
   Dividends and interest                                                     542,593
  Other                                                                        40,850
-------------------------------------------------------------------------------------
     Total assets                                                        $806,107,068
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $  6,552,264
   Fund shares repurchased                                                    735,953
   Upon return of securities loaned                                       131,123,466
  Due to affiliates                                                           158,678
  Accrued expenses                                                             78,278
-------------------------------------------------------------------------------------
     Total liabilities                                                   $138,648,639
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $661,483,260
  Accumulated net investment loss                                          (3,178,238)
  Accumulated net realized loss on investments                           (125,616,438)
  Net unrealized gain on investments                                      134,769,845
-------------------------------------------------------------------------------------
     Total net assets                                                    $667,458,429
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $534,312,671/17,743,889 shares)                      $      30.11
  Class B (based on $24,664,732/970,116 shares)                          $      25.42
  Class C (based on $50,228,151/1,946,601 shares)                        $      25.80
  Class R (based on $10,787,307/359,907 shares)                          $      29.97
  Class Y (based on $47,465,568/1,525,359 shares)                        $      31.12
MAXIMUM OFFERING PRICE:
  Class A ($30.11 [divided by] 94.24% )                                  $      31.95
=====================================================================================

The accompanying notes are an integral part of these financial statements.

26   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Statement of Operations (unaudited)

For the Six Months Ended 6/30/11

INVESTMENT INCOME:
  Dividends                                                $   901,187
  Interest and other income                                     86,362
  Income from securities loaned, net                           165,111
--------------------------------------------------------------------------------------
     Total investment income                                               $ 1,152,660
--------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $ 2,149,365
  Transfer agent fees and expenses
   Class A                                                     466,264
   Class B                                                      71,598
   Class C                                                      40,007
   Class R                                                       3,159
   Class Y                                                       1,360
  Distribution fees
   Class A                                                     653,013
   Class B                                                     132,535
   Class C                                                     249,882
   Class R                                                      27,872
  Shareholder communications expense                           282,471
  Administrative reimbursements                                 97,187
  Custodian fees                                                21,636
  Registration fees                                             31,983
  Professional fees                                             33,192
  Printing expense                                              26,876
  Fees and expenses of nonaffiliated trustees                   11,293
  Miscellaneous                                                 31,205
--------------------------------------------------------------------------------------
     Total expenses                                                        $ 4,330,898
--------------------------------------------------------------------------------------
     Net expenses                                                          $ 4,330,898
--------------------------------------------------------------------------------------
       Net investment loss                                                 $(3,178,238)
--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
   Investments                                             $75,239,269
   Class Actions                                                73,562     $75,312,831
--------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                             $(7,399,993)
--------------------------------------------------------------------------------------
  Net gain on investments                                                  $67,912,838
--------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $64,734,600
======================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     27

Statement of Changes in Net Assets

For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively

---------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            6/30/11            Year Ended
                                                            (unaudited)        12/31/10
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                         $ (3,178,238)      $  (5,878,235)
Net realized gain on investments                              75,312,831          83,212,924
Change in net unrealized gain (loss) on investments           (7,399,993)         32,391,293
---------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 64,734,600       $ 109,725,982
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 30,328,928       $  56,980,953
Cost of shares repurchased                                   (71,472,025)       (170,198,548)
---------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                           $(41,143,097)      $(113,217,595)
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $ 23,591,503       $  (3,491,613)
NET ASSETS:
Beginning of period                                          643,866,926         647,358,539
---------------------------------------------------------------------------------------------
End of period                                               $667,458,429       $ 643,866,926
---------------------------------------------------------------------------------------------
Accumulated net investment loss                             $ (3,178,238)      $          --
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------
                               '11 Shares     '11 Amount            '10 Shares     '10 Amount
                               (unaudited)    (unaudited)
------------------------------------------------------------------------------------------------
Class A
Shares sold                       726,574     $ 21,145,506           1,745,810     $ 41,972,597
Less shares repurchased        (1,526,262)     (44,205,976)         (3,537,049)     (84,539,417)
------------------------------------------------------------------------------------------------
   Net decrease                  (799,688)    $(23,060,470)         (1,791,239)    $(42,566,820)
================================================================================================
Class B
Shares sold                        42,500     $  1,064,238              79,271     $  1,641,859
Less shares repurchased          (300,599)      (7,347,421)           (942,538)     (19,218,308)
------------------------------------------------------------------------------------------------
   Net decrease                  (258,099)    $ (6,283,183)           (863,267)    $(17,576,449)
================================================================================================
Class C
Shares sold                       111,444     $  2,764,702             272,240     $  5,688,243
Less shares repurchased          (262,579)      (6,516,136)           (693,675)     (14,477,584)
------------------------------------------------------------------------------------------------
   Net decrease                  (151,135)    $ (3,751,434)           (421,435)    $ (8,789,341)
================================================================================================
Class R
Shares sold                        98,735     $  2,836,996             146,300     $  3,481,422
Less shares repurchased          (131,319)      (3,772,205)           (215,068)      (5,067,898)
------------------------------------------------------------------------------------------------
   Net decrease                   (32,584)    $   (935,209)            (68,768)    $ (1,586,476)
================================================================================================
Class Y
Shares sold                        84,620     $  2,517,486             174,551     $  4,196,832
Less shares repurchased          (320,036)      (9,630,287)         (1,921,859)     (46,895,341)
------------------------------------------------------------------------------------------------
   Net decrease                  (235,416)    $ (7,112,801)         (1,747,308)    $(42,698,509)
================================================================================================

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     29

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months
                                                           Ended         Year        Year        Year        Year        Year
                                                           6/30/11       Ended       Ended       Ended       Ended       Ended
                                                           (unaudited)   12/31/10    12/31/09    12/31/08    12/31/07    12/31/06
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  27.28      $  22.81    $  15.95    $  25.24    $  28.81    $  31.16
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                       $  (0.13)     $  (0.22)   $  (0.07)   $  (0.07)   $  (0.20)   $  (0.02)
 Net realized and unrealized gain (loss) on investments        2.96          4.69        6.93       (8.91)      (1.01)       1.45
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations       $   2.83      $   4.47    $   6.86    $  (8.98)   $  (1.21)   $   1.43
Distributions to shareowners:
 Net realized gain                                               --            --          --       (0.31)      (2.36)      (3.78)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   2.83      $   4.47    $   6.86    $  (9.29)   $  (3.57)   $  (2.35)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  30.11      $  27.28    $  22.81    $  15.95    $  25.24    $  28.81
===================================================================================================================================
Total return*                                                 10.37%        19.60%      43.01%     (35.39)%     (3.90)%      4.78%
Ratio of net expenses to average net assets+                   1.23%**       1.29%       1.35%       1.28%       1.17%       1.28%
Ratio of net investment loss to average net assets+           (0.89)%**     (0.86)%     (0.53)%     (0.29)%     (0.65)%     (0.39)%
Portfolio turnover rate                                         116%**        114%        140%        221%        104%         99%
Net assets, end of period (in thousands)                   $534,313      $505,960    $463,880    $171,415    $339,870    $428,128
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                  1.23%**       1.29%       1.35%       1.28%       1.17%       1.28%
 Net investment loss                                          (0.89)%**     (0.86)%     (0.53)%     (0.29)%     (0.65)%     (0.39)%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  1.23%**       1.29%       1.35%       1.28%       1.16%       1.28%
 Net investment loss                                          (0.89)%**     (0.86)%     (0.53)%     (0.28)%     (0.64)%     (0.39)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year        Year        Year        Year        Year
                                                            6/30/11       Ended       Ended       Ended       Ended       Ended
                                                            (unaudited)   12/31/10    12/31/09    12/31/08    12/31/07    12/31/06
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                        $ 23.17       $ 19.60     $ 13.90     $ 22.42     $26.19     $28.94
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                        $ (0.29)      $ (0.55)    $ (0.11)    $ (0.39)    $(0.48)    $(0.48)
 Net realized and unrealized gain (loss) on investments        2.54          4.12        5.81       (7.82)     (0.93)      1.51
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  2.25       $  3.57     $  5.70     $ (8.21)    $(1.41)    $ 1.03
Distributions to shareowners:
 Net realized gain                                               --            --          --       (0.31)     (2.36)     (3.78)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  2.25       $  3.57     $  5.70     $ (8.52)    $(3.77)    $(2.75)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 25.42       $ 23.17     $ 19.60     $ 13.90     $22.42     $26.19
==================================================================================================================================
Total return*                                                  9.71%        18.21%      41.01%     (36.41)%    (5.06)%     3.74%
Ratio of net expenses to average net assets+                   2.43%**       2.45%       2.58%       2.84%      2.40%      2.40%
Ratio of net investment loss to average net assets+           (2.09)%**     (2.03)%     (1.54)%     (1.86)%    (1.88)%    (1.67)%
Portfolio turnover rate                                         116%**        114%        140%        221%       104%        99%
Net assets, end of period (in thousands)                    $24,665       $28,464     $40,989     $ 1,153     $2,385     $3,145
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                  2.43%**       2.45%       2.58%       2.84%      2.40%      2.40%
 Net investment loss                                          (2.09)%**     (2.03)%     (1.54)%     (1.86)%    (1.88)%    (1.67)%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                  2.43%**       2.45%       2.58%       2.82%      2.37%      2.38%
 Net investment loss                                          (2.09)%**     (2.03)%     (1.54)%     (1.84)%    (1.85)%    (1.65)%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11    31

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year        Year        Year       Year        Year
                                                             6/30/11       Ended       Ended       Ended      Ended       Ended
                                                             (unaudited)   12/31/10    12/31/09    12/31/08   12/31/07    12/31/06
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 23.47       $ 19.81     $ 14.02     $ 22.57    $ 26.32     $ 29.01
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment loss                                         $ (0.22)      $ (0.42)    $ (0.09)    $ (0.27)   $ (0.46)    $ (0.36)
 Net realized and unrealized gain (loss) on investments         2.55          4.08        5.88       (7.97)     (0.93)       1.45
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $  2.33       $  3.66     $  5.79     $ (8.24)   $ (1.38)    $  1.09
Distributions to shareowners:
 Net realized gain                                                --            --          --       (0.31)     (2.36)      (3.78)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.33       $  3.66     $  5.79     $ (8.55)   $ (3.75)    $ (2.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 25.80       $ 23.47     $ 19.81     $ 14.02    $ 22.57     $ 26.32
===================================================================================================================================
Total return*                                                   9.93%        18.48%      41.30%     (36.30)%    (4.96)%      3.93%
Ratio of net expenses to average net assets+                    2.03%**       2.26%       2.39%       2.65%      2.22%       2.27%
Ratio of net investment loss to average net assets+            (1.68)%**     (1.83)%     (1.33)%     (1.64)%    (1.70)%     (1.52)%
Portfolio turnover rate                                          116%**        114%        140%        221%       104%         99%
Net assets, end of period (in thousands)                     $50,228       $49,239     $49,845     $   696    $ 1,042     $ 1,381
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   2.03%**       2.26%       2.39%       2.65%      2.22%       2.27%
 Net investment loss                                           (1.68)%**     (1.83)%     (1.33)%     (1.64)%    (1.70)%     (1.52)%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                   2.03%**       2.26%       2.39%       2.64%      2.20%       2.26%
 Net investment loss                                           1.68)%**      (1.83)%     (1.33)%     (1.63)%    (1.68)%     (1.51)%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

32   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

-----------------------------------------------------------------------------------------------------------------------
                                                                        Six Months
                                                                        Ended
                                                                        6/30/11           Year Ended       8/3/09 to
                                                                        (unaudited)       12/31/10         12/31/09 (a)
-----------------------------------------------------------------------------------------------------------------------
 Class R
 Net asset value, beginning of period                                   $  27.20           $ 22.80         $ 20.45
-----------------------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                                   $  0.18)           $ (0.29)        $ (0.04)
  Net realized and unrealized gain on investments                           2.95              4.69            2.39
-----------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                               $   2.77           $  4.40         $  2.35
-----------------------------------------------------------------------------------------------------------------------
 Net increase in net asset value                                        $   2.77           $  4.40         $  2.35
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                         $  29.97           $ 27.20         $ 22.80
=======================================================================================================================
 Total return*                                                             10.18%            19.30%          11.49%(b)
 Ratio of net expenses to average net assets+                               1.54%**           1.55%           1.58%**
 Ratio of net investment income to average net assets+                     (1.19)%**         (1.12)%         (0.49)%**
 Portfolio turnover rate                                                     116%**            114%            140%**
 Net assets, end of period (in thousands)                               $ 10,787           $10,677         $10,515
 Ratios with reduction for fees paid indirectly:
  Net expenses                                                              1.54%**           1.55%           1.58%**
  Net investment loss                                                      1.19)%**          (1.12)%         (0.49)%**
=======================================================================================================================


(a) Class R shares were first publicly offered on August 3, 2009.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**  Not Annualized.
+   Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     33

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        Year       Year       Year
                                                              6/30/11       Ended       Ended       Ended      Ended      Ended
                                                              (unaudited)   12/31/10    12/31/09    12/31/08   12/31/07   12/31/06
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $ 28.13       $ 23.39     $ 16.26     $ 25.59    $ 29.05    $  31.19
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations:
 Net investment income (loss)                                 $ (0.07)      $ (0.11)    $  0.01(a)  $  0.05    $ (0.06)   $   0.01
 Net realized and unrealized gain (loss) on investments          3.06          4.85        7.13       (9.07)     (1.04)       1.63
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $  2.99       $  4.74     $  7.13     $ (9.02)   $ (1.10)   $   1.64
Distributions to shareowners:
 Net realized gain                                                 --            --          --       (0.31)     (2.36)      (3.78)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  2.99       $  4.74     $  7.13     $ (9.33)   $ (3.46)   $  (2.14)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 31.12       $ 28.13     $ 23.39     $ 16.26    $ 25.59    $  29.05
===================================================================================================================================
Total return*                                                   10.63%        20.26%      43.85%     (35.06)%    (3.48)%      5.46%
Ratio of net expenses to average net assets+                     0.74%**       0.76%       0.77%       0.79%      0.71%       0.72%
Ratio of net investment income (loss) to average net assets+    (0.39)%**     (0.34)%     (0.04)%      0.23%     (0.19)%      0.00%
Portfolio turnover rate                                           116%**        114%        140%        221%       104%         99%
Net assets, end of period (in thousands)                      $47,466       $49,527     $82,061     $42,259    $75,001    $139,415
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                    0.74%**       0.76%       0.77%       0.79%      0.71%       0.70%
 Net investment income (loss)                                   (0.39)%**     (0.34)%      0.04%       0.23%     (0.19)%      0.02%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) The amount shown for share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.

The accompanying notes are an integral part of these financial statements.

34   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Notes to Financial Statements | 6/30/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of two series comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Class R shares were first publicly offered on August 3, 2009. Class Y shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     35

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At June 30, 2011, no securities were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


36   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. There were no distributions paid during the year ended December 31, 2010.


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     37

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2010:


   --------------------------------------------------------------------------
                                                                        2010
   --------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                   $(194,800,639)
   Unrealized appreciation                                       136,041,208
   --------------------------------------------------------------------------
     Total                                                     $ (58,759,431)
   ==========================================================================

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.


D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $13,953 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2011. During the six months ended June 30, 2011 the Fund recognized gains of $73,562 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.


E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.


38   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Option Writing

   The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The Fund generally purchases put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     39
   date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For the six months ended June 30, 2011 there were no transactions in written options.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $12,284 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

For the period ended June 30, 2011 such out-of-pocket expenses by class of shares were as follows:


   --------------------------------------------------------------------------
   Shareholder Communications:
   --------------------------------------------------------------------------
   Class A                                                           $208,284
   Class B                                                             21,158
   Class C                                                             36,147
   Class R                                                             14,546
   Class Y                                                              2,336
   --------------------------------------------------------------------------
     Total                                                           $282,471
   ==========================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $140,598 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2011.


40   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,796 in distribution fees payable to PFD at June 30, 2011.


The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2010, CDSCs in the amount of $23,014 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the period ended June 30, 2011, the Fund's expenses were not reduced under such arrangements.


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     41

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the period ended June 30, 2011, the Fund had no borrowings under this agreement.


7. Subsequent Events

On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


42   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

Trustees, Officers and Service Providers

Trustees                            Officers
John F. Cogan, Jr., Chairman        John F. Cogan, Jr., President
David R. Bock                       Daniel K. Kingsbury, Executive
Mary K. Bush                          Vice President
Benjamin M. Friedman                Mark E. Bradley, Treasurer
Margaret B.W. Graham                Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


          Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11     43

                           This page for your notes.








44   Pioneer Growth Opportunities Fund | Semiannual Report | 6/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: us.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer AMT-Free
Municipal Fund
--------------------------------------------------------------------------------
Semiannual Report | June 30, 2011
--------------------------------------------------------------------------------


Ticker Symbols:

Class A   PBMFX
Class B   PBMUX
Class C   MNBCX
Class Y   PBYMX



[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          30

Notes to Financial Statements                                                 38

Trustees, Officers and Service Providers                                      46


             Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     1

President's Letter

Dear Shareowner,

The U.S. economy went through a soft patch in the first half of 2011, and the second half of the year, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. The markets reacted quite negatively to the credit downgrade, and there is concern about the strength of the global economy going forward.

Pioneer is cautiously optimistic that the U.S. economy will see moderate economic growth over the balance of 2011, though at a slower pace than we had expected earlier this year. While housing and employment remain weak, the private sector shows signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to growth remain substantial, including high unemployment, continued delays in the housing sector's recovery, and the fiscal drag of U.S. federal and state budget cuts.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good opportunities to invest in both equity and bond markets using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at


2     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11
us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


             Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     3

Portfolio Management Discussion | 6/30/11

In the following interview, David Eurkus outlines the investment environment for tax-free bonds during Pioneer AMT-Free Municipal Fund's most recent semiannual reporting period ended June 30, 2011, as well as the Fund's performance, his investment strategy and his outlook. Mr. Eurkus, senior vice president and portfolio manager at Pioneer, is the lead portfolio manager of the Fund, which he co-manages with Timothy Pynchon, portfolio manager at Pioneer.

Q  How did the Fund perform during the six months ended June 30, 2011?

A Pioneer AMT-Free Municipal Fund Class A shares returned 4.99% at net asset value over the six months ended June 30, 2011, while the Fund's benchmark, the Barclays Capital Municipal Bond Index (the Barclays Index), returned 4.42%. Over the same period, the average return of the 261 mutual funds in Lipper's General Municipal Debt Funds category was 4.16%.

Q How would you describe the investment environment for tax-exempt bonds during the six months ended June 30, 2011?

A Coming into 2011, the municipal bond market was negatively affected by several events that took place late in 2010: negative headlines regarding the fiscal health and solvency of some states and municipalities; well-publicized remarks by one analyst predicting massive defaults on municipal securities in 2011 (which has not transpired); outflows from mutual funds as investors reacted to negative media coverage; and Congress' decision to end the Build America Bonds (BAB) program, which caused investors to anticipate negative effects from a significant increase in the supply of municipal bonds. Supply did, in fact, temporarily increase, and demand for municipals shrank dramatically as many investors fled the market.

   Beginning in late January, however, with municipal bond yields at very attractive levels compared with those of taxable securities, even for investors in lower tax brackets, the municipal market staged a strong rally. In addition, we actually saw a sharp reduction in the volume of new issuance during the first half of 2011, with new-issue supply averaging 50% less than the moving average of the past 10 years. At the same time, municipal securities continued to register the second-lowest default rate among fixed-income asset classes, and a lower default rate than that of the previous year.


4     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Q Could you describe your investment strategy for the Fund during the six-month period ended June 30, 2011?

A Our principal investment strategy for the Fund is to purchase and hold discounted long-term municipal bonds, as those investments offer the highest yields in the tax-exempt marketplace. We adhered to that strategy during the six-month period ended June 30, 2011. Despite the volatility that we have witnessed in the municipal market since late 2010, on a long-term basis we continue to be comfortable with the Fund's long-duration stance, which we maintained during the period (duration is a measure of a portfolio's price sensitivity to changes in interest rates).

   During the six-month period, the Fund also continued to have a strong focus on sectors vital to communities nationwide. The sectors include health care/hospitals, public and private education, transportation, power and energy.

   We maintained our strong focus on overall portfolio quality during the six-month period. As of June 30, 2011, 8% of the Fund's portfolio was rated AAA or the equivalent, and 53% was rated A or better. In addition, the Fund remained broadly diversified among a wide range of municipal bond sectors. We believe that over the long term, our broadly diversified strategy will enable the Fund to outperform its benchmark and peers.

Q What types of securities had the most positive and most negative effects on the Fund's performance during the six months ended June 30, 2011?

A The largest contribution to performance over the six-month period came from the Fund's positioning in long-maturity bonds as well as holdings in A-rated and Baa-rated issues, which performed extremely well. In addition, the Fund's modest holdings in tobacco bonds, derived from 1998's Master Settlement Agreement between 46 states and major tobacco companies, contributed to performance, as the bonds have recently performed better based on agreements reached with tobacco companies regarding compensation for various states.

   The largest detractor from performance during the period came from the Fund's small position in bonds priced to a short call date. The bonds, which now carry very short maturities, posted near-zero returns during a period when longer-maturity issues enjoyed solid returns.

   As we were comfortable with the bond positions that already had been built into the Fund's portfolio over the last two years -- and with the Fund's long-duration stance -- we did not make any significant purchases or sales over the period.


             Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     5

Q  What is your outlook?

A Our overall outlook is for modest economic progress, with future U.S. growth and municipal finances dependent in part on the effects of the recently passed debt ceiling agreement. Based on relatively weak economic reports thus far in 2011 in the United States, Europe and Asia, along with continued low U.S. inflation, we expect the U.S. Federal Reserve Board to refrain from raising interest rates through the first half of 2012. We remain constructive concerning the municipal bond market, primarily because the municipal market is where most necessary U.S. infrastructure projects get their financing. Additionally, despite the recent rally, municipal bond yields remain attractive when compared with taxable fixed-income investments, even for individuals in lower tax brackets. Moreover, we are encouraged by the improving credit posture for states and municipalities, which helped to fuel the rally in tax-exempt bonds in the first half of 2011. On average, state tax revenues have grown in each of the past five quarters, and many states have made progress in reforming their pension systems.

   The Fund will continue to hold select long-term tax-exempt bonds that we believe have the strongest opportunity to perform well, and we will seek to avoid municipals that could falter due to budgetary problems on the part of their issuers. We will continue to monitor closely the Fund's holdings to ensure their integrity and quality, and the timely payment of principal and interest by the Fund's investments. The Fund remains broadly diversified, with only very limited exposure to general obligation bonds, which are more tied to states' general revenues. The vast majority of Fund holdings are in bonds with dedicated revenue streams, an area which we also continue to monitor closely.

   Going forward, we will monitor the potential impact of the national health-care legislation on the hospital/health-care portion of the municipal market. More generally, we will continue to look for opportunities to lock in attractive yields for the Fund from high quality, long-term tax-free bonds. We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for long-term investors who seek high income free from federal taxes.

Please refer to the Schedule of Investments on pages 16-29 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.


6     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

A portion of income may be subject to local, state and federal income tax. Capital gains, if any, are subject to capital gains tax.

These risks may increase share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


             Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     7

Portfolio Summary | 6/30/11

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                          7.6%
AA                                                                          17.9%
A                                                                           27.6%
BBB                                                                         37.5%
BB & lower                                                                   8.6%
Commercial Paper                                                             0.8%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured                                                                     29.8%
Health                                                                      28.8%
Various Revenues                                                             8.3%
Special Revenues                                                             7.8%
Education                                                                    6.9%
Transportation                                                               5.1%
Water & Sewer                                                                3.0%
General Obligation                                                           2.7%
Pollution Control Revenue                                                    2.5%
Power                                                                        2.0%
Housing                                                                      1.5%
Escrowed                                                                     0.8%
Reserves                                                                     0.8%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

 1. California State, 4.25%, 8/1/33                                         2.08%
 2. California Statewide Communities Development Authority, 5.0%, 8/15/47   2.01
 3. Massachusetts State Housing Finance Agency, 5.4%, 12/1/28               1.79
 4. North Carolina Eastern Municipal Power, 6.0%, 1/1/22                    1.74
 5. Public Authority for Colorado Energy, 6.5%, 11/15/38                    1.61
 6. Tampa-Hillsborough County Florida, 4.0%, 7/1/34                         1.44
 7. Texas Private Activity, 7.0%, 6/30/40                                   1.34
 8. Tobacco Settlement Authority Washington, 6.625%, 6/1/32                 1.29
 9. Philadelphia Hospital, 5.0%, 7/1/34                                     1.28
10. King County Washington Housing, 5.5%, 5/1/38                            1.25

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Prices and Distributions | 6/30/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                            6/30/11                     12/31/10
--------------------------------------------------------------------------------
       A                              $ 12.87                     $ 12.56
--------------------------------------------------------------------------------
       B                              $ 12.79                     $ 12.48
--------------------------------------------------------------------------------
       C                              $ 12.77                     $ 12.46
--------------------------------------------------------------------------------
       Y                              $ 12.85                     $ 12.53
--------------------------------------------------------------------------------

Distributions per Share: 1/1/11-6/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment          Short-Term        Long-Term
     Class            Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A             $ 0.3050              $ --              $ --
--------------------------------------------------------------------------------
       B             $ 0.2482              $ --              $ --
--------------------------------------------------------------------------------
       C             $ 0.2543              $ --              $ --
--------------------------------------------------------------------------------
       Y             $ 0.3209              $ --              $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Barclays Capital Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-13.


             Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     9

Performance Update | 6/30/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Barclays Capital Municipal Bond Index.

 Average Annual Total Returns
 (As of June 30, 2011)
------------------------------------------------------------------------------
                                               Net Asset       Public Offering
 Period                                        Value (NAV)     Price (POP)
------------------------------------------------------------------------------
 10 Years                                      4.70%            4.22%
 5 Years                                       3.81             2.86
 1 Year                                        2.87            -1.78
------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
------------------------------------------------------------------------------
                                               Gross            Net
------------------------------------------------------------------------------
                                               0.85%            0.82%
------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer AMT-Free           Barclays Capital
                Municipal Fund          Municipal Bond Index
6/01                9,550                     10,000
                   10,147                     10,692
6/03               11,207                     11,626
                   11,221                     11,714
6/05               12,397                     12,679
                   12,541                     12,791
6/07               13,119                     13,392
                   13,246                     13,825
6/09               12,862                     14,347
                   14,700                     15,726
6/11               15,121                     16,272

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class A shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class A shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through June 1, 2012 for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Performance Update | 6/30/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


 Average Annual Total Returns
 (As of June 30, 2011)
------------------------------------------------------------------
                                               If         If
 Period                                        Held       Redeemed
------------------------------------------------------------------
 10 Years                                      3.83%       3.83%
 5 Years                                       2.90        2.90
 1 Year                                        2.05       -1.88
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
------------------------------------------------------------------
                                               Gross      Net
------------------------------------------------------------------
                                               1.68%       1.68%
------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer AMT-Free           Barclays Capital
                Municipal Fund          Municipal Bond Index
6/01               10,000                     10,000
                   10,533                     10,692
6/03               11,539                     11,626
                   11,465                     11,714
6/05               12,562                     12,679
                   12,627                     12,791
6/07               13,089                     13,392
                   13,091                     13,825
6/09               12,601                     14,347
                   14,273                     15,726
6/11               14,565                     16,272

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class B shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class B shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     11

Performance Update | 6/30/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.


 Average Annual Total Returns
 (As of June 30, 2011)
------------------------------------------------------------------
                                               If         If
 Period                                        Held       Redeemed
------------------------------------------------------------------
 Life-of-Class
 (10/1/2003)                                   3.16%      3.16%
 5 Years                                       2.99       2.99
 1 Year                                        2.06       2.06
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
------------------------------------------------------------------
                                               Gross      Net
------------------------------------------------------------------
                                               1.60%      1.60%
------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer AMT-Free           Barclays Capital
                Municipal Fund          Municipal Bond Index
10/03              10,000                     10,000
                   10,061                     10,119
6/05               10,992                     10,952
                   11,049                     11,049
6/07               11,474                     11,568
                   11,496                     11,942
6/09               11,065                     12,393
                   12,542                     13,584
6/11               12,801                     14,056

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor fund Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class C shares of the Fund for periods prior to December 10, 2004, is based on the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Fund were reflected, the performance of the Fund's Class C shares would be lower than the performance shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Performance Update | 6/30/11                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Barclays Capital Municipal Bond Index.

 Average Annual Total Returns
 (As of June 30, 2011)
------------------------------------------------------------------
                                               If         If
 Period                                        Held       Redeemed
------------------------------------------------------------------
 10 Years                                      4.83%      4.83%
 5 Years                                       4.06       4.06
 1 Year                                        3.22       3.22
------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated May 1, 2011, as revised
 May 20, 2011)
------------------------------------------------------------------
                                               Gross      Net
------------------------------------------------------------------
                                               0.55%      0.55%
------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer AMT-Free           Barclays Capital
                Municipal Fund          Municipal Bond Index
6/01              5,000,000                  5,000,000
                  5,311,844                  5,345,771
6/03              5,866,711                  5,813,117
                  5,874,019                  5,857,150
6/05              6,490,132                  6,339,601
                  6,565,394                  6,395,719
6/07              6,879,721                  6,695,992
                  6,965,934                  6,912,499
6/09              6,779,953                  7,173,407
                  7,762,719                  7,862,935
6/11              8,012,613                  8,136,202

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AMT-Free Municipal Fund acquired the assets and liabilities of predecessor Safeco Municipal Bond Fund on December 10, 2004. The performance shown for Class Y shares of the Fund for periods prior to December 10, 2004, is based on the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect differences in expenses, including 12b-1 fees applicable to Class A shares. If all the expenses of the Fund were reflected, the performance of the Fund's Class Y shares would be lower than the performance shown.

Performance shown for the period between December 10, 2004, and the inception of Class Y shares on November 10, 2006, reflects the NAV performance of the Pioneer AMT-Free Municipal Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from January 1, 2011, through June 30, 2011.

----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/11
----------------------------------------------------------------------------------
 Ending Account          $1,049.90       $1,045.40       $1,046.00       $1,052.10
 Value on 6/30/11
----------------------------------------------------------------------------------
 Expenses Paid               $4.17           $8.72           $8.17           $2.80
 During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.61% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


14     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2011, through June 30, 2011.

----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 1/1/11
----------------------------------------------------------------------------------
 Ending Account          $1,020.73       $1,016.27       $1,016.81       $1,022.07
 Value on 6/30/11
----------------------------------------------------------------------------------
 Expenses Paid               $4.11           $8.60           $8.05           $2.76
 During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.82%, 1.72%, 1.61% and 0.55%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     15

Schedule of Investments | 6/30/11 (unaudited)

------------------------------------------------------------------------------------------------------
 Shares                                                                                   Value
------------------------------------------------------------------------------------------------------
                                          COMMON STOCK -- 0.2%
                                          TRANSPORTATION -- 0.2%
                                          Airlines -- 0.2%
    210,351                               Delta Air Lines, Inc.*                          $  1,928,919
                                                                                          ------------
                                          TOTAL COMMON STOCK
                                          (Cost $4,839,425)                               $  1,928,919
------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings
------------------------------------------------------------------------------------------------------
                                          MUNICIPAL BONDS -- 97.6%
                                          Alabama -- 0.9%
  5,000,000                      A+/A1    Alabama Drinking Water Finance Authority,
                                          4.0%, 8/15/28                                   $  4,482,250
  2,000,000                     A+/Aa3    Birmingham Alabama Waterworks &
                                          Sewer, 4.375%, 1/1/32                              1,849,280
  1,500,000                      NR/NR    Sylacauga Alabama Health Care Authority,
                                          6.0%, 8/1/35                                       1,243,605
                                                                                          ------------
                                                                                          $  7,575,135
------------------------------------------------------------------------------------------------------
                                          Arkansas -- 0.0%
    250,000                      A+/WR    Arkansas State Development Finance
                                          Authority, 4.0%, 12/1/11                        $    253,745
                                                                                          ------------
                                                                                          $    253,745
------------------------------------------------------------------------------------------------------
                                          Arizona -- 5.4%
  5,565,000                    AA-/Aa3    Arizona Board Regents Certificates
                                          Partners, 4.0%, 6/1/31                          $  4,997,871
  7,145,000                     AA-/NR    Arizona Health Facilities Authority
                                          Revenue, 5.5%, 1/1/38                              7,179,868
  1,000,000                       A/A1    Maricopa County Arizona, 5.0%, 6/1/35                988,950
  6,080,000                     AA/Aa2    Maricopa County Arizona High School
                                          District, 3.5%, 7/1/25                             5,569,280
 10,000,000                     AA/Aa3    Phoenix Arizona Civic Import Corp, 5.5%,
                                          7/1/43                                             8,925,900
  4,000,000                     AA/Aa3    Phoenix Arizona Civic Import Corp.,
                                          Distribution Revenue, 0.0%, 7/1/25                 3,924,600
  8,005,000                     AA/Aa3    Phoenix Arizona Civic Import Corp.,
                                          Distribution Revenue, 0.0%, 7/1/26                 7,812,240
    530,000                    NR/Baa3    Pima County Arizona Industrial, 6.375%,
                                          7/1/31                                               480,132
    954,000                    NR/Baa3    Pima County Arizona Industrial
                                          Development Authority, 6.75%, 7/1/31                 903,552
  3,470,000                     AA/Aa3    Pima County Industrial Development
                                          Authority, 5.0%, 7/1/20                            3,796,354
    500,000                    BBB-/NR    Pima County Industrial Development
                                          Authority, 6.1%, 6/1/45                              418,530
                                                                                          ------------
                                                                                          $ 44,997,277
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          California -- 17.6%
  4,000,000                       A/A3    Alameda Corridor Transportation Authority,
                                          4.75%, 10/1/25                                  $  3,902,640
  5,000,000                       A/A1    Anaheim California Public Financing
                                          Authority Lease, 4.25%, 9/1/35                     3,916,850
  2,000,000                       A/NR    California Health Facilities Financing
                                          Authority, 5.0%, 3/1/33                            1,859,780
  2,000,000                       A/A2    California Health Facilities, 5.625%,
                                          7/1/32                                             2,011,720
  4,000,000                  BBB-/Baa2    California Municipal Finance Authority,
                                          5.25%, 2/1/37                                      3,332,640
  1,470,000                    NR/Baa1    California Municipal Finance Authority,
                                          5.875%, 10/1/34                                    1,427,252
 20,000,000                      A-/A1    California State, 4.25%, 8/1/33                   17,075,800
 10,000,000                     AA-/A1    California Statewide, 5.75%, 7/1/47                9,844,600
  4,875,000                    NR/Baa2    California Statewide Communities
                                          Development Authority, 5.0%, 5/15/30               4,348,598
  5,125,000                    NR/Baa2    California Statewide Communities
                                          Development Authority, 5.0%, 5/15/38               4,313,200
 20,955,000                  BBB+/Baa2    California Statewide Communities
                                          Development Authority, 5.0%, 8/15/47              16,435,216
  4,000,000                      A-/NR    California Statewide Communities
                                          Development Authority, 5.75%, 8/15/38              4,018,240
 10,000,000                    AA-/Aa3    California Statewide Community, 5.25%,
                                          11/15/48                                           9,428,400
  1,000,000                     NR/Aa3    Franklin-McKinley California School
                                          District, 6.0%, 7/1/16                             1,190,580
  2,100,000                     AA-/WR    Fresno Joint Powers Financing Authority
                                          Lease Revenue, 4.75%, 9/1/28                       2,044,560
 15,000,000                   BB+/Baa3    Golden State Tobacco Security Corp.
                                          California, 5.125%, 6/1/47                         9,856,500
  2,500,000                  BBB+/Baa2    Inglewood California Redevelopment
                                          Agency Tax Allocation, 4.75%, 5/1/38               1,851,800
  2,500,000                    AA-/Aa2    Los Angeles California University School
                                          District, 4.25%, 1/1/28                            2,286,775
  3,000,000                       A/A2    Long Beach California Finance Authority,
                                          5.5%, 11/15/37                                     2,813,640
  3,000,000                   BBB-/Baa    Los Angeles County California Certificates
                                          of Participation, 4.75%, 3/1/23                    2,628,600
  3,000,000                      A+/NR    Los Angeles County Sanitation Districts
                                          Financing Authority Revenue, 4.5%,
                                          10/1/35                                            2,648,190
  4,000,000                      A-/NR    Madera California Irrigation District Water,
                                          5.5%, 1/1/33                                       4,041,320
  3,680,000                     A/Baa1    Madera California Public, 4.375%,
                                          3/1/31                                             3,393,917

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     17

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          California -- (continued)
  1,600,000                      A+/WR    Oxnard California School District, 4.375%,
                                          8/1/33                                          $  1,445,504
  7,000,000                     BBB/NR    Pittsburg California Redevelopment
                                          Agency, 6.5%, 9/1/28                               6,878,620
  3,815,000                     BBB/NR    Pittsburg California Redevelopment
                                          Agency, 4.25%, 9/1/34                              2,464,757
  2,180,000                     A/Baa1    Pomona Unified School District, 6.55%,
                                          8/1/29                                             2,497,146
  2,095,000                      A-/NR    Redding California Redevelopment,
                                          4.5%, 9/1/26                                       1,755,191
  3,000,000                     A-/Aaa    Rialto California Redevelopment Agency
                                          Tax Allocation, 6.25%, 9/1/37                      2,758,230
  2,500,000                      A+/A1    San Francisco California City & County
                                          Airports Common International, 4.5%,
                                          5/1/32                                             2,314,775
 10,865,000                  BBB+/Baa1    San Jose California Redevelopment
                                          Agency Tax, 4.9%, 8/1/33                           8,406,794
  1,500,000                       A/A1    Santa Cruz County California Revenue,
                                          6.625%, 9/1/29                                     1,626,120
  1,405,000                     A+/Aa3    Santa Maria California Joint, 0.0%,
                                          8/1/27                                               510,085
  3,500,000                     A+/Aa2    Saugus California Unified School District,
                                          0.0%, 8/1/23                                       1,754,760
                                                                                          ------------
                                                                                          $147,082,800
------------------------------------------------------------------------------------------------------
                                          Colorado -- 3.4%
  2,750,000                    AA-/Aa3    Colorado Health Facilities Revenue,
                                          5.25%, 11/15/35                                 $  2,712,600
      5,000                     NR/Aa2    Colorado Housing Finance Authority,
                                          Series B-3, 6.55%, 5/1/25                              5,043
  5,555,000                      A-/A3    Colorado Springs Colorado Hospital
                                          Revenue, 6.375%, 12/15/30                          5,563,666
 12,500,000                       A/A2    Public Authority for Colorado Energy,
                                          6.5%, 11/15/38                                    13,177,500
  1,250,000                    NR/Baa3    Regional Transportation, 6.0%, 1/15/34             1,262,113
  2,000,000                    NR/Baa3    Regional Transportation, 6.5%, 1/15/30             2,120,460
  2,500,000                    NR/Baa3    Regional Transportation Distribution,
                                          6.0%, 1/15/26                                      2,573,700
  1,000,000                    NR/Baa3    Regional Transportation Distribution,
                                          6.0%, 1/15/41                                      1,002,730
                                                                                          ------------
                                                                                          $ 28,417,812
------------------------------------------------------------------------------------------------------
                                          Connecticut -- 0.5%
  1,000,000                      NR/NR    Connecticut State Health & Education,
                                          5.5%, 7/1/17                                    $  1,014,170
  2,470,000                    CCC+/NR    Mohegan Tribe Indians Connecticut,
                                          6.25%, 1/1/31 (144A)                               1,970,788

The accompanying notes are an integral part of these financial statements.

18     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Connecticut -- (continued)
  1,500,000                    CCC+/NR    Mohegan Tribe Indians Connecticut,
                                          5.25%, 1/1/33                                   $  1,031,130
                                                                                          ------------
                                                                                          $  4,016,088
------------------------------------------------------------------------------------------------------
                                          District of Columbia -- 1.9%
 10,000,000                   BBB/Baa3    District of Columbia Tobacco Settlement
                                          Financing Corp., 6.75%, 5/15/40                 $  9,690,800
  8,000,000                      NR/A1    District of Columbia, 4.25%, 6/1/37                6,607,840
                                                                                          ------------
                                                                                          $ 16,298,640
------------------------------------------------------------------------------------------------------
                                          Florida -- 6.3%
    520,000                      NR/NR    County of Madison Florida, 6.0%, 7/1/25         $    474,796
  5,000,000                      A-/A2    County of Miami-Dade, 5.5%, 10/1/41                5,010,050
  1,000,000                     NR/Aa2    Dade County Florida General, 7.7%,
                                          10/1/12                                            1,085,990
  8,000,000                    AA+/Aa1    Escambia County Florida Health Facilities,
                                          5.25%, 11/15/32                                    8,079,440
  3,000,000                    NR/Baa1    Escambia County Health, 6.0%, 8/15/36              2,868,750
    970,000                    AA-/Aa3    Highlands County Health, 5.0%,
                                          11/15/24                                             994,046
  1,000,000                      NR/A3    Hillsborough County Florida, 5.25%,
                                          10/1/24                                            1,003,920
  4,370,000                     BB+/NR    Lee County Florida Industrial Development
                                          Authority, 4.75%, 6/15/14                          4,355,011
  2,000,000                     BB+/NR    Lee County Florida Industrial Development
                                          Authority, 5.375%, 6/15/37                         1,543,140
  2,025,000                      NR/NR    Miami Beach Florida Health Facilities,
                                          5.375%, 11/15/28                                   1,771,936
    500,000                    NR/Baa3    Miami Beach Health Facilities Authority,
                                          6.7%, 11/15/19                                       506,710
  2,605,000                      NR/NR    St Johns County Industrial, 5.875%,
                                          8/1/40                                             2,422,103
  3,400,000                      NR/NR    St Johns County Industrial, 6.0%, 8/1/45           3,189,812
  7,500,000                    NR/Baa1    Tallahassee Florida Health, 6.375%,
                                          12/1/30                                            7,501,350
 13,780,000                      A-/A3    Tampa-Hillsborough County Florida, 4.0%,
                                          7/1/34                                            11,807,806
                                                                                          ------------
                                                                                          $ 52,614,860
------------------------------------------------------------------------------------------------------
                                          Georgia -- 1.5%
  5,750,000                     A/Baa1    Burke County Develop, 7.0%, 1/1/23              $  6,772,350
  5,000,000                      A+/A2    Main Street Natural Gas, Inc., 5.5%,
                                          9/15/28                                            4,848,150
  1,000,000                      NR/A2    Houston County Georgia Hospital Authority
                                          Revenue, 5.0%, 10/1/42                               925,690
                                                                                          ------------
                                                                                          $ 12,546,190
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     19

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Illinois -- 4.8%
  4,000,000                    NR/Caa2    Chicago Illinois O'Hare International
                                          Airport, 5.5%, 12/1/30                          $  3,056,680
  4,580,000                      NR/A3    Illinois Development Finance Authority
                                          Revenue, 5.25%, 10/1/24                            4,693,676
  5,000,000                    NR/Baa2    Illinois Finance Authority, 6.5%, 4/1/39           5,033,600
  1,000,000                  BBB+/Baa2    Illinois Finance Authority, 5.25%, 5/1/40            969,600
  2,000,000                    AA+/Aa3    Illinois Finance Authority, 6.0%, 8/15/25          2,081,360
  1,000,000                      NR/NR    Illinois Finance Authority, 6.125%,
                                          5/15/27                                              997,400
  4,000,000                     BBB/NR    Illinois Finance Authority, 5.5%, 8/15/30          3,646,840
 10,000,000                     AAA/A2    Metropolitan Pier & Expo, 5.25%,
                                          6/15/42                                            9,615,600
  5,000,000                    AAA/Aaa    Metropolitan Pier & Expo, 7.0%, 7/1/26             6,713,950
 20,000,000    0.00             AAA/A2    Metropolitan Pier & Exposition Authority
                                          Illinois Dedicated State Tax, Floating Rate
                                          Note, 6/15/39                                      3,399,400
                                                                                          ------------
                                                                                          $ 40,208,106
------------------------------------------------------------------------------------------------------
                                          Indiana -- 2.4%
  2,000,000                     AA/Aa2    Indiana Bond Bank, 5.5%, 2/1/29                 $  2,084,180
  1,000,000                      A-/NR    Indiana Finance Authority, 5.125%,
                                          3/1/30                                               959,880
  1,000,000                      A-/NR    Indiana Finance Authority, 5.375%,
                                          3/1/34                                               958,840
  2,000,000                     BB/Ba2    Indiana Finance Authority, 6.0%, 12/1/26           2,010,580
  5,000,000                      A+/A1    Indiana Health & Educational Facilities
                                          Authority, 4.75%, 2/15/34                          4,388,500
  8,000,000                      A+/A1    Indiana Health & Educational Facilities
                                          Authority, 5.0%, 2/15/39                           7,103,360
    930,000                      AA/NR    Indianapolis Local Public Improvement
                                          Board Revenue, 6.75%, 2/1/14                         994,933
    500,000                     AA/Aa1    Indianapolis Local Public Improvement
                                          Board Revenue, 6.0%, 1/10/20                         576,335
  1,000,000                    BBB+/A1    Lawrence Township Metropolitan School
                                          District Revenue, 6.75%, 7/5/13                    1,056,640
                                                                                          ------------
                                                                                          $ 20,133,248
------------------------------------------------------------------------------------------------------
                                          Kentucky -- 0.1%
    435,000                    NR/Baa1    Kentucky Economic Development Finance,
                                          6.625%, 10/1/28                                 $    436,109
                                                                                          ------------
                                                                                          $    436,109
------------------------------------------------------------------------------------------------------
                                          Louisiana -- 2.7%
 10,000,000                    NR/Baa1    Louisiana Public Facilities Authority,
                                          5.5%, 5/15/47                                   $  8,837,100
  5,000,000                     AA/Aa1    Louisiana State Gas & Fuels Tax,
                                          4.5%, 5/1/41                                       4,717,750

The accompanying notes are an integral part of these financial statements.

20     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Louisiana -- (continued)
  1,085,000                  BBB+/Baa1    Louisiana Local Government Environment
                                          Community, 5.25%, 12/1/18                       $  1,105,637
  8,000,000                  BBB+/Baa2    St John Baptist Parish Louisiana Revenue,
                                          5.125%, 6/1/37                                     7,627,120
                                                                                          ------------
                                                                                          $ 22,287,607
------------------------------------------------------------------------------------------------------
                                          Massachusetts -- 9.0%
  4,000,000                     NR/Aa2    City of Pittsfield Massachusetts, 5.0%,
                                          3/1/19                                          $  4,603,120
  1,680,000                     BBB/NR    Massachusetts Development Finance
                                          Agency, 5.25%, 10/1/29                             1,602,082
  3,320,000                     BBB/NR    Massachusetts Development Finance
                                          Agency, 5.25%, 10/1/37                             3,008,816
  1,100,000                   BBB/Baa2    Massachusetts Development Finance
                                          Agency, 5.625%, 10/1/24                            1,103,619
  2,635,000                      NR/NR    Massachusetts Development Finance
                                          Agency, 6.25%, 10/15/17                            2,558,216
  1,000,000                      A-/A3    Massachusetts Development Finance
                                          Agency, 5.0%, 10/1/21                              1,091,020
  1,000,000                      A-/A3    Massachusetts Development Finance
                                          Agency, 5.0%, 10/1/22                              1,075,520
  1,585,000                    AA+/Aa1    Massachusetts Development Finance
                                          Agency, 5.0%, 6/1/25                               1,737,081
    450,000                   BBB/Baa2    Massachusetts Development Finance
                                          Agency, 5.15%, 10/1/14                               463,244
  1,980,000                     AA-/A1    Massachusetts Development Finance
                                          Agency, 5.375%, 4/1/41                             2,010,611
  1,000,000                   BBB/Baa2    Massachusetts Development Finance
                                          Agency, 5.70%, 10/1/34                               949,350
  1,000,000                     BBB/NR    Massachusetts Development Finance
                                          Agency, 6.75%, 1/1/36                              1,016,100
  1,000,000                     BBB/NR    Massachusetts Development Finance
                                          Agency, 7.0%, 7/1/42                               1,015,310
  2,335,000                  BBB-/Baa3    Massachusetts Health & Education,
                                          5.375%, 7/1/35                                     2,164,592
  4,750,000                  BBB+/Baa1    Massachusetts Health & Educational
                                          Facilities Authority Revenue, 6.625%,
                                          7/1/32                                             4,754,418
  6,765,000                    AAA/Aaa    Massachusetts Health & Educational
                                          Facilities Authority, 5.125%, 7/15/37              6,819,188
  1,145,000                    BBB+/NR    Massachusetts Health & Educational
                                          Facilities Authority, 6.25%, 10/1/31               1,142,252
  2,000,000                  BBB+/Baa1    Massachusetts Health & Educational
                                          Facilities Authority, 6.5%, 7/1/21                 2,003,760
  1,500,000                     BB-/NR    Massachusetts Health & Educational
                                          Facilities, 5.5%, 7/1/40                           1,171,920
  2,000,000                    BBB+/NR    Massachusetts Health, 5.25%, 7/1/38                1,733,740

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     21

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Massachusetts -- (continued)
    500,000                    BBB-/NR    Massachusetts State Development
                                          Finance Agency, 5.5%, 1/1/35                    $    429,475
  3,990,000                       A/WR    Massachusetts State Development
                                          Finance Agency, 5.75%, 1/1/42                      4,041,870
  1,600,000                    BBB+/NR    Massachusetts State Health & Ed Facilities
                                          Authority, 5.45%, 11/15/23                         1,598,176
  1,550,000                  BBB-/Baa3    Massachusetts State Health & Education,
                                          5.25%, 7/15/18                                     1,550,698
  4,500,000                      BB/NR    Massachusetts State Health &
                                          Educational, 4.625%, 8/15/28                       3,629,700
     40,000                     AA/Aa2    Massachusetts State Health &
                                          Educational, 6.0%, 7/1/18                             40,543
    200,000                     AA/Aa2    Massachusetts State Health and
                                          Educational Facilities, 5.75%, 7/1/32                201,858
  3,750,000                  BBB+/Baa1    Massachusetts State Health, 5.25%,
                                          7/1/38                                             3,173,775
 14,675,000                   BBB/Baa1    Massachusetts State Housing Finance
                                          Agency, 5.4%, 12/1/28                             14,673,826
  4,130,000                    AA+/Aa1    Massachusetts State Water Authority,
                                          4.0%, 8/1/46                                       3,605,242
    500,000                    AAA/Aaa    Massachusetts Water Pollution Abatement
                                          Revenue, 3.5%, 8/1/26                                489,075
                                                                                          ------------
                                                                                          $ 75,458,197
------------------------------------------------------------------------------------------------------
                                          Maryland -- 1.2%
  3,000,000                    BB+/Ba1    Frederick County Maryland, 5.625%,
                                          9/1/38                                          $  2,659,950
  2,000,000                       A/A3    Maryland Economic Development Corp.,
                                          6.2%, 1/9/22                                       2,332,980
  1,200,000                      BB/NR    Maryland Economic Development, 5.75%,
                                          9/1/25                                             1,172,868
  2,000,000                    NR/Baa3    Maryland Health, 5.75%, 7/1/38                     1,700,700
  1,000,000                      NR/NR    Maryland State Economic Development,
                                          5.0%, 12/1/16                                        839,880
    560,000                      NR/NR    Maryland State Economic Development,
                                          5.0%, 12/1/16                                        470,333
  1,000,000                      NR/NR    Maryland State Economic Development,
                                          5.0%, 12/1/31                                        615,640
                                                                                          ------------
                                                                                          $  9,792,351
------------------------------------------------------------------------------------------------------
                                          Michigan -- 1.9%
  3,000,000                    AA+/Aa3    Detroit Michigan Sewer District, 6.25%,
                                          7/1/36                                          $  3,259,260
  1,500,000                      BB/NR    John Tolfree Health System, 6.0%,
                                          9/15/23                                            1,239,840
  1,465,000                      NR/NR    Meridian Michigan Economic Development
                                          Corp., 5.25%, 7/1/26                               1,202,018

The accompanying notes are an integral part of these financial statements.

22     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Michigan -- (continued)
  3,335,000                      NR/NR    Michigan Public Educational Facilities
                                          Authority Revenue, 5.875%, 6/1/37               $  2,612,772
  2,000,000                      NR/NR    Michigan State Hospital Finance Authority,
                                          5.25%, 11/15/25                                    1,646,300
  1,000,000                      NR/NR    Michigan State Hospital Finance Authority,
                                          5.5%, 11/15/35                                       784,960
  5,000,000                    AA+/Aa1    Michigan State Hospital Finance Authority,
                                          5.5%, 11/15/26                                     5,085,550
  6,485,000                      NR/NR    Wayne Charter Escrow, 12/1/15 (c)                         --
                                                                                          ------------
                                                                                          $ 15,830,700
------------------------------------------------------------------------------------------------------
                                          Minnesota -- 0.7%
  5,000,000                       A/A1    Becker, Minnesota Pollution Control
                                          Revenue Northern States Power "A"
                                          Conversions, 8.5%, 4/1/30                       $  5,270,850
  1,000,000                     NR/Ba2    City of Winsted Minnesota, 6.5%, 9/1/34              947,880
                                                                                          ------------
                                                                                          $  6,218,730
------------------------------------------------------------------------------------------------------
                                          Missouri -- 0.0%
     80,000                     NR/Aaa    Missouri State Environmental Improvement
                                          & Energy Resources, 5.125%, 1/1/20              $     84,441
                                                                                          ------------
                                                                                          $     84,441
------------------------------------------------------------------------------------------------------
                                          Mississippi -- 1.5%
  1,800,000                      NR/WR    Columbus Miss Industrial Development
                                          Revenue, 5.9%, 12/1/11                          $  1,794,672
  2,750,000                   BBB/Baa3    County of Warren Mississippi, 5.8%,
                                          5/1/34                                             2,736,305
  7,950,000                   BBB-/Ba1    Lowndes County Mississippi Solid Waste
                                          Disposal & Pollution Control Revenue,
                                          6.8%, 4/1/22                                       8,374,212
                                                                                          ------------
                                                                                          $ 12,905,189
------------------------------------------------------------------------------------------------------
                                          Montana -- 0.3%
  2,785,000                      A-/A3    Forsyth Montana Pollution Control
                                          Revenue, 5.0%, 3/1/31                           $  2,799,315
                                                                                          ------------
                                                                                          $  2,799,315
------------------------------------------------------------------------------------------------------
                                          North Carolina -- 2.1%
  1,000,000                   BBB-/Baa    North Carolina Capital Facilities Finance
                                          Agency Student Revenue, 5.0%, 6/1/27            $    872,290
  1,000,000                   BBB-/Baa    North Carolina Capital Facilities Finance
                                          Agency Student Revenue, 5.0%, 6/1/32                 839,760
  2,000,000                      NR/NR    North Carolina Capital Facilities Finance,
                                          4.5%, 10/1/26                                      1,471,780
 12,000,000                    A-/Baa1    North Carolina Eastern Municipal Power,
                                          6.0%, 1/1/22                                      14,268,720
                                                                                          ------------
                                                                                          $ 17,452,550
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     23

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          New Hampshire -- 1.5%
  3,750,000                      A-/NR    New Hampshire Health & Educational
                                          Facilities, 5.0%, 10/1/17                       $  3,403,913
  5,000,000                      A-/NR    New Hampshire Health & Educational
                                          Facilities, 5.0%, 10/1/32                          4,748,550
  2,250,000                      A+/A2    New Hampshire Health & Education
                                          Facilities Authority Revenue, 5.75%,
                                          10/1/31                                            2,276,888
  2,000,000                  BBB+/Baa1    New Hampshire Health & Educational
                                          Facilities Authority Revenue, 5.75%,
                                          7/1/22                                             2,025,240
                                                                                          ------------
                                                                                          $ 12,454,591
------------------------------------------------------------------------------------------------------
                                          New Jersey -- 1.8%
  1,250,000                   BBB/Baa3    Camden County New Jersey Import
                                          Authority, 5.75%, 2/15/34                       $  1,142,338
    475,000                      NR/NR    New Jersey Economic Development
                                          Authority, 5.3%, 11/1/26                             375,825
    450,000                      NR/NR    New Jersey Economic Development
                                          Authority, 5.375%, 11/1/36                           324,491
    610,000                      NR/NR    New Jersey Economic Development
                                          Authority, 5.75%, 1/1/25                             552,489
  2,000,000                      A+/A1    New Jersey Transport Trust Fund Authority,
                                          5.5%, 6/15/41                                      2,063,380
  5,115,000                  BBB-/Baa3    New Jersey Health Care Facilities Financing
                                          Authority, 5.25%, 7/1/30                           4,656,543
  3,500,000                      NR/NR    New Jersey Health Care Facilities Financing
                                          Authority, 7.25%, 7/1/27                           2,695,980
  4,500,000                   BB-/Baa3    Tobacco Settlement Financing Corp.,
                                          5.0%, 6/1/41                                       3,067,110
                                                                                          ------------
                                                                                          $ 14,878,156
------------------------------------------------------------------------------------------------------
                                          New Mexico -- 0.1%
  1,000,000                      A-/NR    Dona Ana County New Mexico Pilt
                                          Revenue, 5.25%, 12/1/25                         $  1,006,790
                                                                                          ------------
                                                                                          $  1,006,790
------------------------------------------------------------------------------------------------------
                                          Nevada -- 0.5%
  5,000,000                      A-/A3    Reno Nevada Hospital Revenue, 5.25%,
                                          6/1/41                                          $  4,243,550
                                                                                          ------------
                                                                                          $  4,243,550
------------------------------------------------------------------------------------------------------
                                          New York -- 2.5%
  2,500,000                  BBB+/Baa2    Albany Individual Development, 5.25%,
                                          11/15/32                                        $  2,258,925
  1,000,000                      NR/Ca    Albany Individual Development, 6.0%,
                                          7/1/19                                               634,750
  5,515,000                     BBB/WR    New York State Dormitory Authority,
                                          5.24%, 7/1/24                                      5,731,298

The accompanying notes are an integral part of these financial statements.

24     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          New York -- (continued)
  5,250,000                    AA-/Aa3    New York State Dormitory Authority
                                          Revenue, 7.5%, 5/15/13                          $  5,873,018
  1,000,000                  BBB-/Baa3    Port Authority of New York & New Jersey,
                                          6.0%, 12/1/36                                      1,012,850
  3,400,000                  BBB-/Baa3    Port Authority of New York & New Jersey,
                                          6.0%, 12/1/42                                      3,435,836
  1,500,000                    AA-/Aa2    Port Authority of New York & New Jersey,
                                          Ninety Third Series, 6.125%, 6/1/94                1,669,710
                                                                                          ------------
                                                                                          $ 20,616,387
------------------------------------------------------------------------------------------------------
                                          Ohio -- 3.0%
  6,000,000                   BB-/Baa3    Buckeye Ohio Tobacco Settlement,
                                          6.5%, 6/1/47                                    $  4,762,740
 10,000,000                   BB-/Baa3    Buckeye Tobacco Settlement, 5.75%,
                                          6/1/34                                             7,485,000
  6,840,000                   BB-/Baa3    Buckeye Tobacco Settlement Finance,
                                          5.125%, 6/1/24                                     5,608,663
  1,500,000                      NR/NR    Cuyahoga County Ohio Health, 6.0%,
                                          5/15/37                                            1,285,290
  1,500,000                      NR/NR    Cuyahoga County Ohio Health, 6.0%,
                                          5/15/37                                            1,284,525
  5,000,000                    NR/Baa1    Lake County Ohio Hospital Municipal,
                                          6.0%, 8/15/43                                      4,676,900
                                                                                          ------------
                                                                                          $ 25,103,118
------------------------------------------------------------------------------------------------------
                                          Oklahoma -- 0.7%
  5,590,000                   BBB/Baa1    McGee Creek Authority Water Revenue,
                                          6.0%, 1/1/23                                    $  6,249,900
                                                                                          ------------
                                                                                          $  6,249,900
------------------------------------------------------------------------------------------------------
                                          Pennsylvania -- 5.3%
  3,000,000                      NR/Ca    Allentown Pennsylvania Area Hospital
                                          Authority, 6.0%, 11/15/16                       $  2,811,150
  1,000,000                     CCC/NR    Columbia County Pennsylvania Hospital
                                          Authority, 5.8%, 6/1/19                              925,740
 10,000,000                  BBB+/Baa2    Lehigh County Pennsylvania Industrial
                                          Development Authority Pollution Control,
                                          4.75%, 2/15/27                                     9,379,500
  1,000,000                     BBB/NR    Montgomery County Pennsylvania
                                          Industrial, 5.0%, 12/1/24                            976,090
  1,000,000                     BBB/NR    Montgomery County Pennsylvania
                                          Industrial, 5.0%, 12/1/30                            922,790
  5,000,000                    BBB+/A3    Northampton County Pennsylvania General
                                          Purpose Authority Revenue, 5.5%,
                                          8/15/40                                            4,524,250
 11,500,000    0.82             BBB/WR    Pennsylvania State Higher Education,
                                          Floating Rate Note, 7/1/39                         6,173,660

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     25

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Pennsylvania -- (continued)
  1,000,000                  BBB-/Baa3    Pennsylvania Higher Educational, 6.0%,
                                          7/1/43                                          $    968,260
  1,000,000                  BBB-/Baa3    Pennsylvania Higher Educational Facilities
                                          Authority, 5.0%, 7/1/42                              835,600
  6,000,000                     AA/Aa2    Philadelphia Pennsylvania Hospital, 4.5%,
                                          7/1/37                                             5,484,660
 12,900,000                   BBB/Baa3    Philadelphia Pennsylvania Hospital, 5.0%,
                                          7/1/34                                            10,514,145
  1,000,000                    AA+/Aa3    Pittsburgh & Allegheny County, 5.0%,
                                          2/1/30                                             1,015,280
     65,000                      A+/NR    Sayre Pennsylvania Health Care Facilities
                                          Authority, 5.75%, 12/1/21                             66,088
                                                                                          ------------
                                                                                          $ 44,597,213
------------------------------------------------------------------------------------------------------
                                          Puerto Rico -- 0.7%
     75,000                    NR/Baa3    Puerto Rico Public Buildings Authority
                                          Revenue, 5.25%, 7/1/33                          $     84,764
    925,000                     BBB/A3    Puerto Rico Public Buildings Authority
                                          Revenue, 5.25%, 7/1/33                               884,337
  5,000,000                    AA-/Aa2    Puerto Rico Sales Tax Financing, 5.25%,
                                          8/1/57                                             4,985,950
                                                                                          ------------
                                                                                          $  5,955,051
------------------------------------------------------------------------------------------------------
                                          Rhode Island -- 0.6%
     65,000                      A-/A3    Rhode Island State Health & Educational
                                          Building Corp., 6.375%, 8/15/21                 $     66,344
  5,200,000                   BBB/Baa3    Tobacco Settlement Financing Corp.,
                                          6.25%, 6/1/42                                      4,708,860
                                                                                          ------------
                                                                                          $  4,775,204
------------------------------------------------------------------------------------------------------
                                          South Dakota -- 0.0%
     65,000                     NR/Aaa    South Dakota Conservancy District
                                          Revenue, 5.625%, 8/1/17                         $     65,278
                                                                                          ------------
                                                                                          $     65,278
------------------------------------------------------------------------------------------------------
                                          Tennessee -- 0.7%
  1,000,000                  BBB+/Baa1    Johnson City Tennessee Health &
                                          Education, 5.5%, 7/1/36                         $    910,450
  1,000,000                      NR/A1    Knox County Health Facility, 6.375%,
                                          4/15/22                                            1,041,800
  4,000,000                      NR/A1    Knox County Health Facility, 6.5%,
                                          4/15/31                                            4,140,520
                                                                                          ------------
                                                                                          $  6,092,770
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Texas -- 5.2%
  1,500,000                     AAA/NR    Anna Independent School District, 5.0%,
                                          8/15/50                                         $  1,510,845
  2,695,000                    AAA/Aaa    Crowley Texas Independent School District,
                                          3.5%, 8/1/36                                       2,256,389
 10,000,000                    BBB+/A3    Dallas County Texas Utility & Reclamation,
                                          5.375%, 2/15/29                                   10,147,000
  9,000,000                  CCC+/Caa2    Dallas-Fort Worth Texas International
                                          Airport, 6.0%, 11/1/14                             8,614,800
  2,000,000                     A/Baa3    Greater Greenspoint Redevelopment
                                          Authority, 4.875%, 9/1/28                          1,956,620
     20,000                      NR/A1    Lower Colorado River Authority, 5.25%,
                                          5/15/21                                               21,599
  3,000,000                  BBB-/Baa2    Richardson Texas Hospital Authority, 6.0%,
                                          12/1/34                                            2,918,970
  1,000,000                     BBB/NR    Seguin Texas Higher Educational Facilities,
                                          5.0%, 9/1/23                                         990,050
 10,410,000                    NR/Baa3    Texas Private Activities, 7.0%, 6/30/40           11,022,004
  3,255,000                     BBB/NR    Texas State Public Finance Authority,
                                          6.2%, 2/15/40                                      3,116,337
    950,000    6.20            AA+/Aa1    Texas State, Floating Rate Note, 9/30/11             973,351
     20,000                     NR/Aaa    Whitehouse Texas Independent School
                                          District, 4.8%, 2/15/12                               20,072
                                                                                          ------------
                                                                                          $ 43,548,037
------------------------------------------------------------------------------------------------------
                                          Utah -- 0.1%
    500,000                    BBB-/NR    Utah State Charter Schools, 5.75%,
                                          7/15/20                                         $    488,635
                                                                                          ------------
                                                                                          $    488,635
------------------------------------------------------------------------------------------------------
                                          Virginia -- 3.3%
  5,000,000                   BBB/Baa1    Chesapeake Bay Bridge and Tunnel
                                          Common Virginia Revenue, 5.5%, 7/1/25           $  5,234,150
  1,500,000                    NR/Baa1    Prince William County Virginia Industrial
                                          Development Authority Hospital Revenue,
                                          5.20%, 10/1/26                                     1,490,520
  3,925,000                    NR/Baa1    Prince William County Virginia Industrial
                                          Development Authority Hospital Revenue,
                                          5.35%, 10/1/36                                     3,706,849
 13,990,000                   BB-/Baa3    Tobacco Settlement Financing Corp.,
                                          5.0%, 6/1/47                                       8,548,729
  7,500,000                  BBB+/Baa1    Washington County Industrial, 7.75%,
                                          7/1/38                                             8,374,725
                                                                                          ------------
                                                                                          $ 27,354,973
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     27

------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                        Value
------------------------------------------------------------------------------------------------------
                                          Vermont -- 0.1%
  1,295,000                   BBB-/Baa    Vermont Educational & Health Buildings,
                                          5.0%, 7/1/24                                    $  1,076,236
                                                                                          ------------
                                                                                          $  1,076,236
------------------------------------------------------------------------------------------------------
                                          Washington -- 6.0%
  5,255,000                      A+/WR    Centralia Washington Electric Revenue,
                                          4.25%, 12/1/26                                  $  5,115,585
 10,000,000                      AA/NR    FYI Properties, 5.5%, 6/1/39                      10,270,600
 10,000,000                     AAA/NR    King County Washington Housing
                                          Authority, 5.5%, 5/1/38                           10,272,300
  3,000,000                     A+/Aa3    King County Washington Public Hospital,
                                          5.25%, 12/1/37                                     3,045,030
 10,500,000                   BBB/Baa3    Tobacco Settlement Authority Washington,
                                          6.625%, 6/1/32                                    10,556,272
  4,000,000                      NR/A2    Washington Health Care Facilities
                                          Authority, 6.5%, 11/15/33                          4,165,040
  2,500,000                      NR/NR    Washington State Housing, 5.25%,
                                          1/1/17                                             2,058,300
  5,000,000                    AA+/Aa2    Washington State Health Care Facilities,
                                          5.25%, 10/1/33                                     5,079,900
                                                                                          ------------
                                                                                          $ 50,563,027
------------------------------------------------------------------------------------------------------
                                          Wisconsin -- 1.3%
  1,430,000                      NR/A1    Adams-Friendship School District, 6.5%,
                                          4/1/16                                          $  1,711,553
  2,000,000                      NR/A3    Wisconsin Health & Educational, 5.625%,
                                          4/15/39                                            1,970,780
  3,000,000                      A+/NR    Wisconsin Health & Educational Facilities
                                          Authority, 5.125%, 8/15/35                         2,897,130
  4,505,000                      NR/A3    Wisconsin State Health & Educational
                                          Facilities Authority, 5.6%, 2/15/29                4,505,135
                                                                                          ------------
                                                                                          $ 11,084,598
------------------------------------------------------------------------------------------------------
                                          TOTAL MUNICIPAL BONDS
                                          (Cost $839,402,909)                             $817,562,604
------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENT IN SECURITIES -- 97.8%
                                          (Cost $844,242,334) (a)                         $819,491,523
------------------------------------------------------------------------------------------------------
                                          OTHER ASSETS AND LIABILITIES -- 2.2%            $ 18,573,303
------------------------------------------------------------------------------------------------------
                                          TOTAL NET ASSETS -- 100.0%                      $838,064,826
======================================================================================================

*      Non-income producing security.

NR     Not rated by either S&P or Moody's.

WR     Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2011, the value of these securities amounted to $1,970,788 or 0.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

28     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

(a) At June 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $842,146,747 was as follows:

       Aggregate gross unrealized loss for all investments in which there is an
         excess of value over tax cost                                             $ 24,405,251
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (47,060,475)
                                                                                   ------------
       Net unrealized loss                                                         $(22,655,224)
                                                                                   ============

(b)   Debt obligation with a variable rate. Rate shown is rate at period end.

(c)   Security is valued using fair value methods (See note 1A).

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2011 aggregated $30,259,903 and $101,123,747, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -- quoted prices in active markets for identical securities
Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                           Level 1       Level 2         Level 3    Total
--------------------------------------------------------------------------------
Common Stocks              $1,928,919    $         --        $--    $  1,928,919
Municipal Bonds                    --     817,562,604         --     817,562,604
--------------------------------------------------------------------------------
Total                      $1,928,919    $817,562,604        $--    $819,491,523
================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                                                 Municipal Bonds
Balance as of 12/31/10                                                       $--
Realized gain (loss)1                                                         --
Change in unrealized appreciation (depreciation)2                             --
Net purchases (sales)                                                         --
Transfers in and out of Level 3                                               --
                                                                             ---
Balance as of 6/30/11                                                        $--
                                                                             ===

1 Realized gain (loss) on these securities is Included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is Included in the change in unrealized gain (loss) on investments in the Statement of Operations.

       Net change in unrealized appreciation (depreciation) of investments still
         held as of 6/30/11                                                         $--
                                                                                    ---

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     29

Statement of Assets and Liabilities | 6/30/11 (unaudited)

ASSETS:
  Investment in securities, at value (cost $844,242,334)     $819,491,523
  Cash                                                         12,036,815
  Receivables --
   Investment securities sold                                      30,000
   Fund shares sold                                               322,625
   Interest                                                    12,618,909
   Due from Pioneer Investment Management, Inc.                    43,913
  Other                                                            43,941
-------------------------------------------------------------------------
     Total assets                                            $844,587,726
-------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                           $  3,932,496
   Fund shares repurchased                                      1,301,557
   Dividends                                                    1,074,647
  Due to affiliates                                                65,432
  Accrued expenses                                                148,768
-------------------------------------------------------------------------
     Total liabilities                                       $  6,522,900
-------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                            $977,216,141
  Undistributed net investment income                           4,482,267
  Accumulated net realized loss on investments               (118,882,771)
  Net unrealized loss on investments                          (24,750,811)
-------------------------------------------------------------------------
     Total net assets                                        $838,064,826
=========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (Based on $735,432,156/57,122,184 shares)          $      12.87
  Class B (Based on $5,023,194/392,864 shares)               $      12.79
  Class C (Based on $33,121,108/2,593,239 shares)            $      12.77
  Class Y (Based on $64,488,368/5,020,293 shares)            $      12.85
MAXIMUM OFFERING PRICE:
  Class A ($12.87 [divided by] 95.50%)                       $      13.48
=========================================================================

The accompanying notes are an integral part of these financial statements.

30     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Statement of Operations (unaudited)

For the Six Months Ended 6/30/11

INVESTMENT INCOME:
  Interest                                                  $24,412,777
----------------------------------------------------------------------------------------
     Total investment income                                                 $24,412,777
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 1,899,432
  Transfer agent fees
   Class A                                                      168,540
   Class B                                                        3,018
   Class C                                                        5,281
   Class Y                                                        1,333
  Distribution fees
   Class A                                                      899,448
   Class B                                                       30,893
   Class C                                                      167,600
  Shareholder communication expense                             103,277
  Administrative reimbursements                                 121,273
  Custodian fees                                                  7,849
  Registration fees                                              32,223
  Professional fees                                              39,333
  Printing expense                                               43,318
  Fees and expenses of nonaffiliated trustees                    16,441
  Miscellaneous                                                  78,424
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 3,617,683
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (161,605)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 3,456,078
----------------------------------------------------------------------------------------
       Net investment income                                                 $20,956,699
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on Investments                                           $(6,240,316)
----------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                               $24,987,722
----------------------------------------------------------------------------------------
  Net gain on investments                                                    $18,747,406
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $39,704,105
========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     31

Statement of Changes in Net Assets

For the Six Months Ended 6/30/11 and the Year Ended 12/31/10, respectively

------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                6/30/11             Year Ended
                                                                (unaudited)         12/31/10
------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $ 20,956,699        $ 39,669,249
Net realized gain (loss) on investments                           (6,240,316)            436,709
Change in net unrealized gain (loss) on investments               24,987,722         (25,243,454)
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $ 39,704,105        $ 14,862,504
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.31 and $0.59 per share, respectively)            $(17,713,930)       $(33,704,074)
   Class B ($0.25 and $0.47 per share, respectively)                (124,692)           (366,881)
   Class C ($0.25 and $0.48 per share, respectively)                (693,878)         (1,434,829)
   Class Y ($0.32 and $0.63 per share, respectively)              (1,723,641)         (3,453,900)
------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $(20,256,141)       $(38,959,684)
------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 36,434,037        $ 98,299,947
Shares issued in reorganization                                           --         417,600,371
Reinvestment of distributions                                     13,623,419          25,956,811
Cost of shares repurchased                                      (104,351,573)       (178,670,277)
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $(54,294,117)       $363,186,852
------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $(34,846,153)       $339,089,672
NET ASSETS:
Beginning of period                                              872,910,979         533,821,307
------------------------------------------------------------------------------------------------
End of period                                                   $838,064,826        $872,910,979
------------------------------------------------------------------------------------------------
Undistributed net investment income                             $  4,482,267        $  3,781,709
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

-----------------------------------------------------------------------------------------------
                                      '11 Shares    '11 Amount
                                      (unaudited)   (unaudited)     '10 Shares     '10 Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                            2,323,526    $ 28,991,479      4,845,878    $ 64,335,468
Reinvestment of distributions          1,015,700      12,727,946      1,831,779      24,130,823
Shares issued in reorganization of
  Pioneer Intermediate Tax Free
  Income Fund                                 --              --        594,920       7,710,163
Shares issued in reorganization of
  Pioneer Tax Free Income Fund                --              --     25,471,046     330,104,753
Less shares repurchased               (5,846,910)    (72,899,161)   (10,393,855)   (136,128,850)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)            (2,507,684)   $(31,179,736)    22,349,768    $290,152,357
===============================================================================================
Class B
Shares sold                               17,066    $    210,197         48,182    $    636,415
Reinvestment of distributions              8,274         102,695         20,361         266,522
Shares issued in reorganization of
  Pioneer Tax Free Income Fund                --              --        605,286       7,790,030
Less shares repurchased                 (287,130)     (3,541,114)      (475,982)     (6,224,798)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)              (261,790)   $ (3,228,222)       197,847    $  2,468,169
===============================================================================================
Class C
Shares sold                              198,082    $  2,459,257        694,754    $  9,078,265
Reinvestment of distributions             37,873         470,631         67,132         877,730
Shares issued in reorganization of
  Pioneer Intermediate Tax Free
  Income Fund                                 --              --          5,168          66,460
Shares issued in reorganization of
  Pioneer Tax Free Income Fund                --              --      1,066,656      13,717,192
Less shares repurchased                 (735,603)     (9,048,471)      (810,400)    (10,487,121)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)              (499,648)   $ (6,118,583)     1,023,310    $ 13,252,526
===============================================================================================
Class Y
Shares sold                              382,911    $  4,773,104      1,849,946    $ 24,249,799
Reinvestment of distributions             25,771         322,147         51,891         681,736
Shares issued in reorganization of
  Pioneer Intermediate Tax Free
  Income Fund                                 --              --        626,916       8,106,024
Shares issued in reorganization of
  Pioneer Tax Free Income Fund                --              --      3,875,155      50,105,749
Less shares repurchased               (1,527,972)    (18,862,827)    (1,974,866)    (25,829,508)
-----------------------------------------------------------------------------------------------
   Net increase (decrease)            (1,119,290)   $(13,767,576)     4,429,042    $ 57,313,800
===============================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     33

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year       Year       Year        Year       Year
                                                                 6/30/11      Ended      Ended      Ended       Ended      Ended
                                                                 (unaudited)  12/31/10   12/31/09   12/31/08    12/31/07   12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $  12.56     $  12.86   $  10.90   $  13.50    $  14.11   $  14.13
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                           $   0.32     $   0.57   $   0.59   $   0.60    $   0.62   $   0.58
 Net realized and unrealized gain (loss) on investments              0.30        (0.28)      1.99      (2.54)      (0.42)      0.18
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations             $   0.62     $   0.29   $   2.58   $  (1.94)   $   0.20   $   0.71
Distributions to shareowners:
 Net investment income                                              (0.31)       (0.59)     (0.61)     (0.59)      (0.61)     (0.61)
 Net realized gain                                                     --           --      (0.01)     (0.07)      (0.20)     (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   0.31     $  (0.30)  $   1.96   $  (2.60)   $  (0.61)  $  (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  12.87     $  12.56   $  12.86   $  10.90    $  13.50   $  14.11
====================================================================================================================================
Total return*                                                        4.99%        2.15%     24.01%    (14.85)%      1.40%      5.20%
Ratio of net expenses to average net assets+                         0.82%**      0.82%      0.82%      0.82%       0.82%      0.86%
Ratio of net investment income to average net assets+                5.09%**      4.55%      4.94%      4.66%       4.45%      4.48%
Portfolio turnover rate                                                 7%**        18%        18%        27%         18%         8%
Net assets, end of period (in thousands)                         $735,432     $749,235   $479,599   $353,257    $451,219   $471,084
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        0.86%**      0.85%      0.88%      0.88%       0.85%      0.96%
 Net investment income                                               5.05%**      4.52%      4.88%      4.60%       4.42%      4.38%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        0.82%**      0.82%      0.82%      0.82%       0.82%      0.86%
 Net investment income                                               5.09%**      4.55%      4.94%      4.66%       4.45%      4.48%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

34    Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended         Year       Year       Year       Year       Year
                                                                  6/30/11       Ended      Ended      Ended      Ended      Ended
                                                                  (unaudited)   12/31/10   12/31/09   12/31/08   12/31/07   12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                              $ 12.48       $ 12.78    $ 10.83    $ 13.41    $ 14.03    $ 14.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.30       $  0.46    $  0.50    $  0.48    $  0.48    $  0.46
 Net realized and unrealized gain (loss) on investments              0.26         (0.29)      1.96      (2.52)     (0.41)      0.14
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $  0.56       $  0.17    $  2.46    $ (2.04)   $  0.07    $  0.60
Distributions to shareowners:
 Net investment income                                              (0.25)        (0.47)     (0.50)     (0.47)     (0.49)     (0.52)
 Net realized gain                                                     --            --      (0.01)     (0.07)     (0.20)     (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.31       $ (0.30)   $  1.95    $ (2.58)   $ (0.62)   $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.79       $ 12.48    $ 12.78    $ 10.83    $ 13.41    $ 14.03
====================================================================================================================================
Total return*                                                        4.54%         1.25%     22.97%    (15.60)%     0.46%      4.36%
Ratio of net expenses to average net assets+                         1.72%**       1.68%      1.71%      1.72%      1.72%      1.69%
Ratio of net investment income to average net assets+                4.20%**       3.68%      4.06%      3.76%      3.55%      3.62%
Portfolio turnover rate                                                 7%**         18%        18%        27%        18%         8%
Net assets, end of period (in thousands)                          $ 5,023       $ 8,169    $ 5,838    $ 5,286    $ 6,737    $ 6,228
Ratios with no waiver of fees and assumption of expenses by the
 Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.72%**       1.68%      1.71%      1.72%      1.78%      1.69%
 Net investment income                                               4.20%**       3.68%      4.06%      3.76%      3.49%      3.62%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        1.72%**       1.68%      1.71%      1.72%      1.72%      1.69%
 Net investment income                                               4.20%**       3.68%      4.06%      3.76%      3.55%      3.62%
====================================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

             Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11    35

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended         Year       Year       Year       Year       Year
                                                                  6/30/11       Ended      Ended      Ended      Ended      Ended
                                                                  (unaudited)   12/31/10   12/31/09   12/31/08   12/31/07   12/31/06
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 12.46       $ 12.77    $ 10.83    $ 13.42    $ 14.02    $ 14.04
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.27       $  0.47    $  0.47    $  0.45    $  0.45    $  0.44
 Net realized and unrealized gain (loss) on investments              0.29         (0.30)      1.98      (2.48)     (0.35)      0.18
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations              $  0.56       $  0.17    $  2.45    $ (2.03)   $  0.10    $  0.62
Distributions to shareowners:
 Net investment income                                              (0.25)        (0.48)     (0.50)     (0.49)     (0.50)     (0.52)
 Net realized gain                                                     --            --      (0.01)     (0.07)     (0.20)     (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.31       $ (0.31)   $  1.94    $ (2.59)   $ (0.60)   $ (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.77       $ 12.46     $ 12.77   $ 10.83    $ 13.42    $ 14.02
====================================================================================================================================
Total return*                                                        4.60%         1.26%     22.93%    (15.56)%     0.67%      4.52%
Ratio of net expenses to average net assets+                         1.61%**       1.60%      1.64%      1.65%      1.58%      1.65%
Ratio of net investment income to average net assets+                4.31%**       3.78%      4.08%      3.85%      3.66%      3.58%
Portfolio turnover rate                                                 7%**         18%        18%        27%        18%         8%
Net assets, end of period (in thousands)                          $33,121       $38,548    $26,422    $15,157    $12,620    $ 5,891
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                        1.61%**       1.60%      1.64%      1.65%      1.58%      1.65%
 Net investment income                                               4.31%**       3.78%      4.08%      3.85%      3.66%      3.58%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                        1.61%**       1.60%      1.64%      1.65%      1.58%      1.65%
 Net investment income                                               4.31%**       3.78%      4.08%      3.85%      3.66%      3.58%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+ Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

36    Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

------------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended        Year       Year       Year       Year       11/10/06
                                                               6/30/11      Ended      Ended      Ended      Ended      to
                                                               (unaudited)  12/31/10   12/31/09   12/31/08   12/31/07   12/31/06 (a)
Class Y
Net asset value, beginning of period                           $ 12.53      $ 12.84    $ 10.89    $ 13.48    $ 14.09    $ 14.17
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.35      $  0.58    $  0.63    $  0.62    $  0.67    $  0.09
 Net realized and unrealized gain (loss) on investments           0.29        (0.26)     1.96       (2.51)     (0.44)     (0.06)
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations           $  0.64      $  0.32    $  2.59    $ (1.89)   $  0.23    $  0.03
Distributions to shareowners:
 Net investment income                                           (0.32)       (0.63)     (0.63)     (0.63)     (0.64)     (0.11)
 Net realized gain                                                  --           --      (0.01)     (0.07)     (0.20)        --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  0.32      $  (0.31)  $  1.95    $ (2.59)   $ (0.61)   $ (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 12.85      $ 12.53    $ 12.84    $ 10.89    $ 13.48    $ 14.09
====================================================================================================================================
Total return*                                                     5.21%        2.34%    24.22%     (14.56)%     1.67%      0.21%(b)
Ratio of net expenses to average net assets+                      0.55%**      0.55%     0.58%       0.58%      0.54%      0.60%
Ratio of net investment income to average net assets+             5.36%**      4.81%     5.17%       4.90%      4.73%      4.49%
Portfolio turnover rate                                              7%**        18%       18%         27%        18%         8%
Net assets, end of period (in thousands)                       $64,489      $76,959    $21,963    $18,571    $23,331    $28,693
Ratios assuming no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                     0.58%**      0.55%     0.58%       0.58%      0.54%      0.60%
 Net investment income                                            5.33%**      4.80%     5.17%       4.90%      4.73%      4.49%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                     0.55%**      0.55%     0.58%       0.58%      0.54%      0.60%
 Net investment income                                            5.36%**      4.81%     5.17%       4.90%      4.73%      4.49%
====================================================================================================================================

(a)   Class Y Shares were first publicly offered November 10, 2006.
(b)   Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

             Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11    37

Notes to Financial Statements | 6/30/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) is one of two series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the

38     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

      The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At June 30, 2011, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.0% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

      Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     39

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended December 31, 2010 was follows:

--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                      $   970,116
Tax-exempt income                                                     37,989,568
Long-term capital gain                                                        --
--------------------------------------------------------------------------------
  Total                                                              $38,959,684
================================================================================

40     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

      The following shows the components of distributable earnings on a federal income tax basis at December 31, 2010:

--------------------------------------------------------------------------------
                                                                           2010
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed tax-exempt income                                   $   1,686,122
Capital loss carryforward                                          (112,013,132)
Current year post-October loss deferred                                (629,323)
Unrealized depreciation                                             (47,642,946)
--------------------------------------------------------------------------------
  Total                                                           $(158,599,279)
================================================================================

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A., (UniCredit), earned $15,539 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2011.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     41

$750 million. For the six months ended June 30, 2011, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.46% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 0.82% of the average daily net assets attributable to Class A shares. Expenses waived during the six months ended June 30, 2011 are reflected on the Statement of Operations. These expense limitations are in effect through June 1, 2012 for Class A shares. There can be no assurance that PIM will extend the expense limit agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,218 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2011.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ending June 30, 2011, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 82,499
Class B                                                                    2,606
Class C                                                                    6,161
Class Y                                                                   12,011
--------------------------------------------------------------------------------
  Total                                                                 $103,277
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,133 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2011.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services

42     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11
and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,081 in distribution fees payable to PFD at June 30, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2011, CDSCs in the amount of $18,615 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended June 30, 2011, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2011, the Fund had no borrowings under this agreement.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     43

7. Reorganization Information

Each of Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund was reorganized into Pioneer AMT-Free Municipal Fund on March 5, 2010. The purpose of this transaction was to combine three funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and liabilities of each of Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund for shares of Pioneer AMT-Free Municipal Fund. Shareowners holding Class A, Class B, Class C and Class Y shares of Pioneer Tax Free Income Fund received Class A, Class B, Class C and Class Y shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. Shareowners holding Class A, Class C and Class Y shares of Pioneer Intermediate Tax Free Income Fund received Class A, Class C and Class Y shares, respectively, of Pioneer AMT-Free Municipal Fund in the reorganization. The investment portfolio of Pioneer Tax Free Income Fund, with a value of $379,164,310 and an identified cost of $406,499,798 at March 5, 2010 and the investment portfolio of Pioneer Intermediate Tax Free Income Fund, with a value of $15,394,263 and an identified cost of $14,594,363 at March 5, 2010, were the principal assets acquired by Pioneer AMT-Free Municipal Fund in the respective reorganizations. For financial reporting purposes, assets received by Pioneer AMT-Free Municipal Fund were valued using prices supplied by independent pricing services and shares issued by Pioneer AMT-Free Municipal Fund were recorded at net asset value; however, the cost basis of the investments received from Pioneer Tax Free Income Fund and Pioneer Intermediate Tax Free Income Fund were carried forward to align ongoing reporting of Pioneer AMT-Free Municipal Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing Date:

--------------------------------------------------------------------------------------------------------------
                                                                  Pioneer
                                                                  Intermediate
                    Pioneer AMT-Free       Pioneer Tax Free       Tax Free               Pioneer AMT-Free
                    Municipal Fund         Income Fund            Income Fund            Municipal Fund
                    (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
--------------------------------------------------------------------------------------------------------------
Net Assets
Class A             $ 476,945,445          $ 330,104,753          $  7,710,163           $ 814,760,361
Class B             $   5,413,460          $   7,790,030          $         --           $  13,203,490
Class C             $  26,433,776          $  13,717,192          $     66,460           $  40,217,428
Class Y             $  22,111,557          $  50,105,749          $  8,106,024           $  80,323,330
--------------------------------------------------------------------------------------------------------------
Total Net Assets    $ 530,904,238          $ 401,717,724          $ 15,882,647           $ 948,504,609
--------------------------------------------------------------------------------------------------------------

44     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

--------------------------------------------------------------------------------------------------------------
                                                                  Pioneer
                                                                  Intermediate
                    Pioneer AMT-Free       Pioneer Tax Free       Tax Free               Pioneer AMT-Free
                    Municipal Fund         Income Fund            Income Fund            Municipal Fund
                    (Pre-Reorganization)   (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
--------------------------------------------------------------------------------------------------------------
Shares
Outstanding
Class A             36,814,211             31,542,771             805,790                62,880,177
Class B                420,588                749,140                  --                 1,025,874
Class C              2,055,785              1,330,179               6,939                 3,127,609
Class Y              1,710,161              4,805,238             847,542                 6,212,232
                                           Exchange               Exchange               Shares Issued in
                                           Ratio                  Ratio                  Reorganization
Class A                                        0.0772              0.0772                26,065,966
Class B                                        0.0777                  --                   605,286
Class C                                        0.0778              0.0778                 1,071,824
Class Y                                        0.0773              0.0773                 4,502,071


--------------------------------------------------------------------------------------------------------
                                                                  Unrealized
                                                                  Appreciation           Accumulated
                                                                  (Depreciation) On      Gain (Loss) On
                                                                  Closing Date           Closing Date
--------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund                                      $ (27,335,488)         $ (111,461,671)
Pioneer Intermediate Tax Free Income Fund                         $     799,900          $      322,967

8. Subsequent Events

On August 5, 2011, Standard & Poor's Ratings Services (S&P) lowered its credit rating of the United States' long-term debt from AAA to AA+, with a "Negative" outlook. S&P reaffirmed its top (A-1+) rating on the U.S. government's short-term debt. S&P's downgrade reflects their opinion that the fiscal consolidation plan, that Congress and the Obama Administration agreed to on August 2, 2011 falls short of what would be necessary to stabilize the government's medium-term debt dynamics. The downgrade also reflects S&P's opinion that the effectiveness, stability, and predictability of U.S. policymaking and political institutions have weakened at a time of ongoing fiscal and economic challenges to a degree more than they envisioned when S&P assigned a negative outlook to the rating on April 18, 2011. The long-term effect of the downgrade is uncertain at this time.

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no additional subsequent events requiring recognition or disclosure.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     45

Trustees, Officers and Service Providers

Trustees                                        Officers
John F. Cogan, Jr., Chairman                    John F. Cogan, Jr., President
David R. Bock                                   Daniel K. Kingsbury, Executive
Mary K. Bush                                      Vice President
Benjamin M. Friedman                            Mark E. Bradley, Treasurer
Margaret B.W. Graham                            Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

46     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

                           This page for your notes.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     47

                           This page for your notes.

48     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

                           This page for your notes.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     49

                           This page for your notes.

50     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

                           This page for your notes.

            Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11     51

                           This page for your notes.

52     Pioneer AMT-Free Municipal Fund | Semiannual Report | 6/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date August 29, 2011

* Print the name and title of each signing officer under his or her signature.